UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                             SCHEDULE 14A

                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(A) of the Securities
             Exchange Act of 1934 (Amendment No.         )


Filed by the Registrant  [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[X]  Definitive Proxy Statement
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                  HYDRO ENVIRONMENTAL RESOURCES, INC.
           (Name of Registrant as Specified in Its Charter)


       _________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:




               HYDRO ENVIRONMENTAL RESOURCES, INC.

                         July 17, 2001

To Our Shareholders:

     We would like to thank you for supporting our company throughout the growing and developing stages. After many months of changing conditions, we are pleased to announce that the Company is on a very positive track and settled in our new corporate offices in Las Vegas, Nevada, where we feel the time for better days has come.

     After several press releases, we have had a flood of inquiries about the technology and its potential markets.
Excitement is rising as well, because a new vista for potential end user unfolds.

     Negotiations were conducted with various groups and a decision about the new direction of the company has been made. It is thought that the best direction is for a direct relationship with a leading fuel cell manufacturer and to this end we have concluded negotiations with such a group who have the necessary funding for the final development of our product and who have a niche market in mind.

     HERI is expecting to move at a more rapid pace. We have had many inquiries involving not only power plants, but also various residential and industrial companies, as well as a major automotive company showing interest in our revolutionary and unique technology. We have had numerous inquiries from several shareholders in regards to their investment. While we cannot advise you in this regard, we do want to stress the importance of allowing the Company to grow and ask that you to have faith and allow your investment to grow along with HERI. We would also like to request that you consider all the potential of the product, have confidence in our dedicated team, and stay true to the initial belief in the Company.

     After many years of growing pains (Research and Development), the company is looking forward to finally generating revenues.

     You are cordially invited to attend the Annual Meeting of Shareholders to be held on August 15, 2001, at 8:30 a.m. PDT, at 5725 South Valley View Blvd, Suite 3, Las Vegas, Nevada 89118. Enclosed with this letter is a Notice of Annual Meeting together with a Proxy Statement, which contains information with respect to the proposals to be voted. We believe that the proposals discussed in the Proxy Statement are very important to the company and its shareholders. It is very important that your shares be voted, and we hope that you will be able to attend the Annual Meeting. In either case, we urge you to execute and return the enclosed form of proxy as soon as possible, whether or not you expect to attend the Annual Meeting in person.

                                   Sincerely,

                                   /s/ Jack H. Wynn

                                   Jack H. Wynn, President



    5725 S. VALLEY VIEW BLVD., STE. 3 - LAS VEGAS, NV - 89118
             PHONE: 702-597-9070 - FAX: 702-597-0947



               HYDRO ENVIRONMENTAL RESOURCES, INC.
               5725 S. Valley View Blvd., Suite 3
                     Las Vegas, Nevada 89118


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD AUGUST 15, 2001

TO THE STOCKHOLDERS OF HYDRO ENVIRONMENTAL, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Hydro Environmental Resources, Inc., an Oklahoma corporation (the "Company"), will be held at 8:30 a.m. PDT, on Wednesday, August 15, 2001, at 5725 S. Valley View Blvd., Suite 3, Las Vegas, Nevada 89118, for the following purposes:

1. To elect the directors of the Company to serve for a one year term;

2.   To approve the reincorporation of Hydro Environmental
     Resources, Inc. in the State of Nevada;

3.   To approve the Stock Purchase Agreement between PowerTek
     Holdings LTD and the Company, whereby PowerTek would purchase 50% of the outstanding common stock of the Company and be given an option to purchase an additional 20% of the Company's outstanding common stock on a fully diluted basis. This stock purchase would result in the immediate issuance of up to 7,129,016 shares of the Company's common stock with an option to purchase at least 3,564,508 additional shares. Under the terms of the Agreement, PowerTek would be able to nominate, elect and maintain a majority of the board of directors of the Company.

4. To ratify the selection of Cordovano and Harvey, P.C., as independent public accountants of the Company for the 2001 fiscal year; and

5. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on July
10, 2001 as the record date for the determination of stockholders entitled to notice and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                   By Order of the Board of Directors,

                                   /s/ Jack H. Wynn

                                   Jack H. Wynn, President
Las Vegas, Nevada
July 17, 2001

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT ATTENDANCE AT THE MEETING WILL NOT BY ITSELF REVOKE A PROXY. FURTHERMORE, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.


               HYDRO ENVIRONMENTAL RESOURCES, INC.
               5725 S. Valley View Blvd., Suite 3
                     Las Vegas, Nevada 89118

                         PROXY STATEMENT
               FOR ANNUAL MEETING OF STOCKHOLDERS
                         AUGUST 15, 2001


         INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Hydro Environmental Resources, Inc., an Oklahoma corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on August 15, 2001, at 8:30 a.m. PDT (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 5725 S. Valley View Blvd., Suite 3, Las Vegas, Nevada 89118 in Las Vegas, Nevada. The Company intends to mail this proxy statement and accompanying proxy card on or about July 17, 2001 to all stockholders entitled to vote at the Annual Meeting.

Voting Rights and Outstanding Shares

Only holders of record of shares of the Company's Common Stock at the close of business on July 10, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on July 10, 2001, the Company had outstanding and entitled to vote 34,645,078 shares of Common Stock. Each holder of record of the Company's Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards establishment of the required quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office at 5725 S. Valley View Blvd., Suite 3, Las Vegas, Nevada 89118, Attention: Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Please note, however, that attendance at the meeting will not by itself revoke a proxy. Furthermore, if the shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the meeting, the stockholder must obtain from the record holder a proxy issued in the stockholder's name.

Solicitation

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

             VOTING SECURITIES AND PRINCIPAL HOLDERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to the Company with respect to the beneficial ownership of its common stock as of July 10, 2001, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director of the Company,
(iii) each named executive officer, and (iv) all directors and officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

     Name and Address
     of Beneficial Owner (1)       Amount of Ownership (2)      Percent of Class (3)
     -----------------------       -----------------------      --------------------

     Jack H. Wynn                       7,600,000                       22.0%
     Julio P. Focaracci (4)               213,200                         *
     Drew Sakson                          300,000                         *
     Lane J. Austin                       217,000                         *
     David A. Youngblood                  180,000                         *

     Officers and directors as
     a Group (5 persons)                8,510,200                       24.6%


*  constitutes less than one 1 percent (1%) of all issued and outstanding shares of Common Stock.
----------

(1) Unless otherwise indicated, the address of each beneficial owner is that of the Company.

(2) Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options currently exercisable, or exercisable within 60 days after July 10, 2001, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership for any other person.

(3) Based on an aggregate of 34,645,078 shares of Company's
    Common Stock issued and outstanding as of July 10, 2001.

(4) Mr. Focaracci directly owns 100,000 shares and owns as joint tenant with his wife 8,200 shares. His wife owns 105,000 shares, therefore, Mr. Focaracci is deemed to be the beneficial owner of these shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, file reports of ownership and changes of ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

Based solely on its review of the copies of such reports received by the Company, and on written representations by the Company's officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 2000, all of the Company's directors and officers and all of the persons known to the Company to own more than ten percent (10%) of the Company's Common Stock, either failed to file, on a timely basis, or have yet to file the required beneficial ownership reports with the SEC.

Compensation of Directors and Executive Officers

None of the Company's officers and/or directors receive any compensation for their respective services rendered to the Company, nor have they received such compensation in the past. They have agreed to act without compensation until authorized by the Board of Directors, which is not expected to occur until the Company has generated revenues from operations. As of the date of this proxy statement, the Company has no funds available to pay directors. Further, none of the directors are accruing any compensation pursuant to any agreement with the Company.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

                           PROPOSAL 1
                      ELECTION OF DIRECTORS

As provided in the By-Laws of the Company, the Board of Directors has nominated a slate of candidates for election to the Board of Directors for a term of one year and until his successor has been elected and qualified. The By-Laws also provide that the Board of Directors shall have the right at any time during the ensuing year to increase the number of directors and to elect such directors by a majority vote. The Board has no standing committees of any kind.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. The persons nominated for election have agreed to serve if elected, and the Board of Directors has no reason to believe that these nominees will be unable to serve.

                 Nominees Standing for Election

The following nominees are standing for election to serve as members of the Board of Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

Name                      Age     Position                  Director Since
----                      ---     --------                  --------------

Jack H. Wynn               71     President and Director    November 1998

Julio P. Focaracci         47     Secretary, Treasurer      December 2000
                                  and Director

Drew Sakson                42     Director                  December 2000

Lane J. Austin             53     Director                  April 2001

David A. Youngblood        43     Director                  July 2001


Set forth below is biographical information for each person nominated to serve in office for a one-year term expiring at the 2002 Annual Meeting.

Jack H. Wynn

Mr. Wynn was the sole officer and a director of the Company from its inception in November 1998 until December 2000. Mr. Wynn helped the Company raise funds for research and development as well as developing a present marketing plan and was instrumental in taking the Company public. He also is currently the owner of North Bay Corporate Services Firm in Hayward, California which he founded in 1998. Prior to founding Hydro Environmental Resources, Inc., from 1980 to 1983, Mr. Wynn was Chairman of the Board of Scanner Energy, an Oklahoma leasing and oil production corporation with leases in numerous states. From 1984 to 1989, Mr. Wynn formed and operated the Oklahoma Transfer and Registrar Corporation, which was later transferred to San Francisco, California as Securities Transfer Pacifica Corporation. During his years as owner and manager, the company contracted and transferred shares for over 60 public corporations. While at the company, Mr. Wynn developed a state of the art computer system used by many transfer agents today. During this time, he was also instrumental in the development and growth of Power Train corporation, a company which successfully developed the hydraulic power system used in heavy industry today. From 1972 to 1980, Mr. Wynn was a partner with Scholen, Wynn & Associates, a securities and insurance brokerage firm. Mr. Wynn has over twenty years experience in the life insurance industry, including ten years with Occidental Life Insurance.

Julio P. Focaracci

Mr. Focaracci was appointed as the Company's Secretary and Treasurer on April 7, 2001. Mr. Focaracci brings to the Company over 20 years experience in engineering, manufacturing, project management, quality and package development. From 1998 to present, Mr. Focaracci has been the Senior Manufacturing Engineer for Applied Biosystems in Foster City, California. From 1996 to 1998, Mr. Focaracci was the Quality and Process Manager for Xerox Corporation, Digital

Desktop Division in Palo Alto, California. He provided team facilitation for new products and provided project management training. Mr. Focaracci has a Masters of Business and Administration from St. Mary's College in Moraga, California, and a Bachelor of
Science degree in Engr. Tech/Mechanical Engr. From Cal Poly State
University in San Luis Obispo, California.

Drew Sakson

Since 1987, Mr. Sakson has owned and operated Drew Sakson Management, the largest retail sub-prime mortgage lender in western Colorado. The company closes in excess of 15 million dollars of loans annually and has recently expended its sales into conventional and non-conventional borrowers. They also owned and operate several million dollars worth of real estate, including a hotel in Rifle and a condominium in Aspen, Colorado. From October 1987 to September 1993, Mr. Sakson owned and operated several hotels on the South Miami Beach, Florida. He sold his interest in the South Beach real estate in August 1993. In Miami he was instrumental in the development of Viatical settlement financing and served on the Board of Directors of American Life Resources, the company that created the concept of purchasing life insurance policies from the terminally ill. From 1993 to 1995 he served on the board of directors of CAPX, a publicly traded corporation, which later became known as Autolend, the third largest financing company for cars at auctions to dealers in the United States.

Lane J. Austin

From October 1997 to present, Mr. Austin has been self-employed as a consultant providing corporate manufacturing, quality and operations consulting services to technology companies. He reports to executive management defining, developing, documenting and implementing complete corporate business strategies from order receipt to delivery of products to customers. From January 1994 to October 1997, Mr. Austin was the Senior Corporate Quality Manager for Quicklogic. He developed, implemented and directed all corporate quality activities for Field Progammable Gate Array
(FPGA) products and PCB programmer assemblies. He was responsible for staffing, managing and budgeting Quality activities. Additional responsibilities included extensive customer presentations, and resolution of customer quality issues. Mr. Austin has a Bachelor of Arts degree in Experimental Psychology from California State University at Hayward and has his ISO9000 Lead Assessor Certification.

David A. Youngblood

Mr. Youngblood is the Supervisor of Research of the Company. Prior to the opening of the Company's headquarters in February 2001, he was instrumental in Finance, Human Resources, Lab Design and many other facets of company start-up as a consultant. Since taking the Research and Development position, he orchestrated the development of an all-new ECHFR unit, converted hydrogen vehicle, support systems, and is currently developing several projects not yet released. Prior to his positions with the Company, Mr. Youngblood from 1997-2000 accepted a R&D Technician position with Nikon Research Corporation of America in Belmont, California. His role was developing of concepts and projects related to Microphotolithography manufacturing processes for optically exposing of silicon wafers and new products with the NRCA Engineering staff. His duties were reporting and supporting the Director of Electronics and support of mechanical designers, mechanical engineers and consultants. Other responsibilities included Electromechanical packaging, quality manufacturing, lab/facility support, equipment and component specification, Cad Design, Mechanical and Electronic inspection, circuit board proofing and general manufacturing practices.

The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company. Abstentions and broker non-votes will have the same effect as a vote against this Proposal 1.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                 IN FAVOR OF THE NAMED NOMINEES


                           PROPOSAL 2
     THE REDOMICILE OF THE COMPANY'S PLACE OF INCORPORATION
                     FROM OKLAHOMA TO NEVADA

                          INTRODUCTION

For the reasons set forth below, the Board believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Oklahoma to Nevada (the "Reincorporation"). The Board has approved the Reincorporation, which will be effected pursuant to the Agreement and Plan of Merger (the "Merger Agreement") described below. Under the Merger Agreement, the Company will be merged with and into its newly formed Nevada subsidiary, Hydro Environmental Resources, Inc., ("Hydro-Nevada"). Hydro-Nevada is a wholly-owned subsidiary of the Company recently incorporated in Nevada solely for the purpose of effecting the Reincorporation. Hydro-Nevada currently has no material assets and no business operations. Upon the effectiveness of the Reincorporation, the Company will cease to exist and Hydro-Nevada will continue to operate the Company's business under the name "Hydro Environmental Resources, Inc."

At the Annual Meeting, the shareholders of the Company (the "Shareholders") will be asked to consider and vote upon the Reincorporation as outlined in the Plan of Merger by and between Hydro-Nevada and Hydro-Oklahoma, attached as Appendix A. For the reasons set forth below, the Board believes that approval of the Reincorporation is in the best interests of the Company and its shareholders. Shareholder approval of the Reincorporation will constitute approval of the Merger Agreement and all related transactions, which will effect the change in the legal domicile of the company.

                 REASONS FOR THE REINCORPORATION

The Board believes that the Reincorporation will provide flexibility for both the management and business of the Company. For many years, Nevada has followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Such an environment will enhance the Company's operations and its ability to obtain equity financing and to effect acquisitions and other transactions. Consequently, many corporations originally domiciled elsewhere have subsequently changed corporate domicile to Nevada in a manner similar to that proposed by the Company.

                           THE MERGER

After the Reincorporation is effected by the Merger Agreement, Hydro-Nevada will emerge as the surviving corporation. The terms and conditions of the

Merger are set forth in the Plan of Merger attached as an appendix to this Proxy Statement, and the summary of the terms and conditions of the Merger set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Merger, Hydro-Nevada will continue to exist in its present form under the name "Hydro Environmental Resources, Inc.," and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, assets or liabilities of the Company. By operation of law, Hydro-Nevada will succeed to all of the assets and assume all of the liabilities of the Company.

The Board of Directors of Hydro-Nevada will be comprised of the persons elected to the Company's Board of Directors at the Annual Meeting. The Hydro-Nevada Board of Directors will be of one class, and shall serve for a term of one year commencing upon election subsequent to the Reincorporation. It is anticipated that the directors of Hydro-Nevada will elect as officers of Hydro-Nevada the same persons who are elected as officers of the Company following the Annual Meeting.

After the Merger, the rights of shareholders and the Company's corporate affairs will be governed by the Nevada Revised Statutes (the "NRS") and by the Articles of Incorporation and bylaws of Hydro-Nevada, instead of the Oklahoma General Corporation Act (the "OGCA") and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under "Comparison of Shareholders Rights under Nevada and Oklahoma Corporate Law and Charter Documents." A copy of the Articles of Incorporation of Hydro-Nevada (the "Nevada Articles") are included as Appendix C to this Proxy Statement. The articles of incorporation and bylaws of the Company and the bylaws of Hydro-Nevada (the "Nevada Bylaws") are available for inspection by shareholders of the Company at the principal offices of the Company located at 5725 S. Valley View Blvd., Suite 3, Las Vegas, Nevada 89118. Our telephone number is (702) 597-9070.

Upon the effectiveness of the Merger, each share of Common Stock of the Company issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of Hydro-Nevada. Shareholders will receive one (1) share of common stock Hydro-Nevada for every five (5) shares of Hydro-Oklahoma. There are no shares of common stock of Hydro-Nevada issued and outstanding.

The change in domicile by corporate merger will not materially affect the proportionate equity interest in the Company of any shareholder or the relative rights, preferences, privileges or priorities of any such stockholder. Upon completion of the merger, each five (5) shares of Hydro-Oklahoma common stock will be exchanged for one (1) share of the new Nevada corporation's common stock. The stock issued in the change of domicile merger transaction will be fully paid and non-assessable. All shares will have the same par value of $0.001 per share. The common shares will have voting rights and other rights as presently possessed by our shareholders.

Consummation of the Merger is subject to the approval of the Company's shareholders. The affirmative vote, a majority of all votes entitled to be cast, whether or not present at the Annual Meeting, who are entitled to vote at the Annual Meeting is required for the approval and adoption of the Merger. The Merger is expected to become effective as soon as practicable after shareholder approval is obtained and all other conditions to the Merger have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Merger. Prior to its effectiveness, however, the Merger may be abandoned by the Board if, for any reason, the Board determines that consummation of the Merger is no longer advisable.

     FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The Reincorporation of the Company pursuant to the Merger Agreement will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the Common Stock (a "Holder") will not recognize gain or loss in respect of Holder's Common Stock as a result of the Reincorporation. The Holder's basis in a share of Hydro-Nevada will be the same as Holder's basis in five (5) of the corresponding shares of the Company held immediately prior to the Reincorporation. The Holder's holding period in a share of Hydro-Nevada will include the period during which Holder held the corresponding five (5) shares of the Company, provided Holder held the corresponding five (5) shares as a capital asset at the time of the Reincorporation.

In addition, neither the Company nor Hydro-Nevada will recognize gain or loss as a result of the Reincorporation, and Hydro-Nevada will generally succeed, without adjustment, to the tax attributes of the Company. Nevada has no corporate income tax, no taxes on corporate shares, no franchise tax, no personal income tax, no I.R.S. information sharing agreement, nominal annual fees, minimal reporting and disclosure requirements, and shareholders are not public record.

The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Company's shareholders. The Company's shareholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

                   SECURITIES ACT CONSEQUENCES

Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of Hydro-Nevada will not be required.

         DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

The Company's authorized capital in Oklahoma consists of 50,000,000 shares of Common Stock, $0.001 par value and 5,000,000 shares of Preferred Stock, $0.001 par value. As of July 10, 2001, there were 34,645,078 shares of Common Stock outstanding and no shares of Preferred Stock outstanding. The holders of Common Stock are entitled to vote on all matters to come before a vote of the shareholders of the Company.

   COMPARISON OF SHAREHOLDER RIGHTS UNDER NEVADA AND OKLAHOMA
               CORPORATE LAW AND CHARTER DOCUMENTS

GENERAL. Subject to shareholder approval prior to the effective time (the "Effective Time") of the Reincorporation, the Company will change its domicile to Nevada and shall thereafter be governed by the Nevada Revised Statues ("NRS") and by the Nevada Articles and the Nevada Bylaws (together, the "Nevada Charter Documents"). Upon the filing with and acceptance by the Secretary of State of Nevada of Articles of Merger in Nevada, the Company will become Hydro Environmental Resources, Inc., a Nevada Corporation, ("Hydro-Nevada") and each five (5) outstanding shares of Company Common Stock will be deemed for all purposes to evidence ownership of, and to represent, one (1) share of Hydro-Nevada Common Stock.

The Nevada Charter Documents effectively replace the Company's current Articles of Incorporation, as amended ("Oklahoma Articles") and the Oklahoma Bylaws (together, the "Oklahoma Charter Documents") including providing officers, directors and agents of Hydro-Nevada with certain indemnification rights in addition to those currently provided for the Company.

If the Reincorporation is consummated, holders of Common Stock will become holders of Nevada Common Stock, which will result in their rights as shareholders being governed by the laws of the State of Nevada. In addition, their rights as shareholders will be governed by the Nevada Charter Documents. It is not practical to describe all of the differences between the Nevada Articles and the Oklahoma Articles and the Nevada Bylaws and the Oklahoma Bylaws or all of the differences between the laws of the States of Nevada and Oklahoma. The following is a summary of some of the significant rights of the shareholders under Oklahoma and Nevada law and under the Oklahoma and Nevada Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

                    AUTHORIZED CAPITAL STOCK

The following discussion is qualified in its entirety by reference to the Nevada Charter Documents. The authorized capital stock of Hydro-Nevada, upon effectuation of the transaction set forth in the Merger Agreement is 55,000,000 shares as hereinafter set forth. The description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, restrictions and preferences granted to and imposed upon the shares of each class are discussed below.

COMMON STOCK. The total number of shares of Common Stock this Corporation shall have the authority to issue is 50,000,000. The Common Stock shall have a stated par value of $0.001 per share. Each share of Common Stock shall have, for all purposes one vote per share. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

PREFERRED STOCK. The total number of shares of Preferred Stock this Corporation is authorized to issue is 5,000,000 shares with a stated par value of $0.001 per share. The Board of Directors is hereby authorized from time to time, without shareholder action, to provide for the issuance of Preferred Stock in one or more series not exceeding in the aggregate the number of Preferred Stock authorized by these Articles of Incorporation, as amended from time to time. The Board of Directors of the Corporation is vested with authority to determine and state the designations and the preferences, limitations, relative rights, and voting rights, if any of each such series by the adoption and filing in accordance with the Nevada Revised States, before the issuance of any shares of such series, of an amendment or amendments to these Articles of Incorporation determining the terms of such series, which amendment need not be approved by the shareholder or the holders of any class or series of shares except as provided by law. All shares of Preferred Stock of the same series shall be identical with each other in all respects.

           VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY
                     CORPORATE TRANSACTIONS

NEVADA. Approval of consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote thereon.

OKLAHOMA. Because the Oklahoma Charter Documents are silent on the matter of the vote of shareholders required to approve a plan of merger or a plan of share exchange, or to approve a transaction involving a sale, lease, exchange, or other disposition of all, or substantially all, of its property, with or without its good will, otherwise than in the usual and regular course of business, such plan requires the approval of a majority of all the votes entitled to be cast thereon.

If the Reincorporation is consummated there will be no change in the shareholder vote needed to pass such transactions which will remain a majority of all of the votes entitled to be cast on the transaction by each voting group entitled to vote thereon.

             SHAREHOLDERS CONSENT WITHOUT A MEETING

NEVADA. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of shareholders be called or notice given.

OKLAHOMA. Any action required or permitted by the Oklahoma General Corporation Act (OGCA) to be taken at a shareholders' meeting may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in Oklahoma, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Every written consent shall bear the date of signature of each shareholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the corporation, written consents signed by a sufficient number of holders are delivered to the corporation in the manner set forth above.

If the Reincorporation is consummated, the number of shareholders required to consent to an action without a shareholders meeting will remain the same which requires a majority of the voting power shareholders consenting to the action in writing. However, such action may be taken without a meeting before or after a majority of the voting shareholders have consented to such action in writing.

                     ANTI-TAKEOVER STATUTES

NEVADA. Except under certain circumstances Nevada law prohibits a "business combination" between the corporation and an "interested shareholder", however the Nevada Articles expressly elect not to be governed by these provisions as contained in NRS 78.411 to 78.444 inclusive. To the extent permissible under the applicable law of any jurisdiction to which the corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of shareholders, the location of offices or facilities, or any other item, the Company has elected not to be governed by the provisions of any statute that (i) limits, restricts, modified, suspends, terminates, or otherwise affects the rights of any shareholder to cast one vote for each share of common stock registered in the name of such shareholder on the books of the corporation, without regard to whether such shares were acquired directly from the Company or from any other person and without regard to whether such shareholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of common stock of the Company issued and outstanding or (ii) grants to any shareholder the right to have his or her stock redeemed or purchased by the corporation or any other shareholder on the acquisition by any person or group of persons of shares of the Company. In particular, to the extent permitted under the laws of the state of Nevada, the Company elects not to be governed by any such provision of the Nevada
Revised Statutes.

OKLAHOMA. Although O.S. 18-1090.3.B.1. allows for corporations to elect not to be governed by Oklahoma law prohibiting "business combinations" between the corporation and "interested shareholders" the Corporation did not make such election in its Articles of Incorporation, therefore the Corporation is prohibited from such business combinations with interested shareholders.

If the Reincorporation is consummated, the Board of Directors will not be prohibited from entering into business combinations, such as mergers and/or acquisitions, with interested shareholders of the Corporation if the Board of Directors deems it beneficial to the Corporation's business and its shareholders. The Board of Directors has a fiduciary duty to its shareholders to ensure any such business combination would be fair and not result in any unwanted takeover of corporate control.

                       QUORUM OF DIRECTORS

NEVADA. A majority of the Board of Directors in office shall constitute a quorum for the transaction of business, but if at any meeting of the Board there be less than a quorum present, a majority of those present may adjourn from time to time, until a quorum shall be present, and no notice of such adjournment shall be required. The Board of Directors may prescribe rules not in conflict with these Bylaws for the conduct of its business; provided, however, that in the fixing of salaries of the officers of the corporation, the unanimous action of all the directors shall be required.

OKLAHOMA. A quorum at all meetings of the Board of Directors consists of a majority of the number of directors then holding office. The act of a majority of the Directors present at a meeting which a quorum is present shall be the act of the Board of Directors.

                SPECIAL MEETINGS OF SHAREHOLDERS

NEVADA. Special meetings of the shareholders may be held at the office of the corporation in the State of Nevada, or elsewhere, whenever called by the President, or by the Board of Directors, or by vote of, or by an instrument in writing signed by the holders of a majority of the issued and outstanding capital stock. Not less than ten (10) nor more than sixty (60) days written notice of such meeting, specifying the day, hour and place, when and where such meeting shall be convened, and the objects for calling the same, shall be mailed in the United States Post Office, or via express or overnight mail, addressed to each of the shareholders of record at the time of issuing the notice, and at his, her, or its address last known, as the same appears on the books of the corporation.

The written certificate of the officer or officers calling any special meeting setting forth the substance of the notice, and the time and place of the mailing of the same to the several shareholders, and the respective addresses to which the same were mailed, shall be prima facie evidence of the manner and fact of the calling and giving such notice.

OKLAHOMA. A corporation shall hold a special meeting of shareholders: (a) On call of its board of directors or the person or persons authorized by the bylaws or resolution of the board of directors to call such a meeting. The bylaws provide that a meeting may be called by the Chief Executive Officer of the corporation or by a majority of the Board of Directors, and shall be called after the corporation's receipt of the request in writing from shareholders owning of record one-fourth of the amount of each class or series of the stock of the corporation issued and outstanding and entitled to vote. Special shareholders' meetings may be held in or out of this state at the place stated in or fixed in accordance with the bylaws at a place stated in or fixed by the Chief Executive Officer. Only business within the purpose or purposes described in the notice of the meeting may be conducted at a special shareholders' meeting.

           ACTIONS BY WRITTEN CONSENT OF SHAREHOLDERS.

The Oklahoma Law and the Nevada Law both provide that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock, having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting, consent to the action in writing. In addition, the Oklahoma law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing. Therefore, there will not be any significant difference in shareholder rights with respect to actions by written consent.

                      AMENDMENTS TO CHARTER

NEVADA. The articles of incorporation may be amended in any of the following respects by a vote of a majority of the shareholders entitled to vote on an amendment: (a) by addition to its corporate powers and purposes, or diminution thereof, or both, (b) by substitution of other powers and purposes, in whole or in part, for those prescribed by its articles of incorporation, (c) by increasing, decreasing or reclassifying its authorized stock, by changing the number, par value, preferences, or relative, participating, optional or other rights, or the qualifications, limitations or restrictions of such rights, of its shares, or of any class or series of any class thereof whether or not the shares are outstanding at the time of the amendment, or by changing shares with par value, whether or not the shares are outstanding at the time of the amendment, into shares without par value or by changing shares without par value, whether or not the shares are outstanding at the time of the amendment, into shares with par value, either with or without increasing or decreasing the number of shares, and upon such basis as may be set forth in the certificate of amendment, (d) by changing the name of the corporation, (e) by making any other change or alteration in its articles of incorporation that may be desired. If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

OKLAHOMA. The articles of incorporation may be amended at any time, or from time to time, by the affirmative vote of two-thirds of the members present at any annual meeting of the stockholders, if notice of the proposed amendment shall have been given in the call for such meeting. Such amendments shall be put into effect by the directors, who shall sign and acknowledge and file new or revised articles containing such amendments and superseding the original articles.

                NOTICE, ADJOURNMENT AND PLACE OF
                     SHAREHOLDERS' MEETINGS

NEVADA. The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual or special meeting. A waiver of notice, signed by all shareholders entitled to vote at a meeting, may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the registered office of the corporation in the state of incorporation. Nevada Bylaws provide that the notification of the annual meeting shall state the purpose or purposes for which the meeting is called and the date, time, and the place, which may be within or without this state, where it is to be held. A copy of such notice shall be either delivered personally to, or shall be mailed with postage prepaid, to each shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting.

OKLAHOMA. Written notice stating the place, day, and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the shareholder at this address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given, in the absence of fraud, shall be prima facie evidence of the facts stated therein. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

                            DIRECTORS

NEVADA. The Nevada Certificate provides that the initial number of members of the Nevada board shall be five (5), and thereafter shall not be less than one (1) nor more than seven (7), and may, at any time or times, be increased or decreased by a duly adopted amendment to the Articles of Incorporation, or in such manner as shall be provided in the Bylaws of the corporation or by an amendment to the Bylaws of the corporation duly adopted by either the Board of Directors or the Shareholders.

OKLAHOMA. The Oklahoma Bylaws provide that the Board of Directors shall consist of such number of directors as may be determined from time to time by resolution of the Board of Directors. No director need be an officer or shareholder of the Corporation, but each director shall be a natural person 21 years of age or older.

                ELECTION AND REMOVAL OF DIRECTORS

NEVADA. The Nevada Bylaws provide each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. At a meeting expressly called for the removal of one or more directors, such directors may be removed by a vote of a majority of the shares of outstanding stock of the corporation entitled to vote at an election of directors. Vacancies on the board may be filled by the remaining directors.

OKLAHOMA. The Oklahoma Bylaws provide each director shall serve until the next annual meeting of the shareholders or until the director's successor shall have been duly elected and qualified, except in the event of the director's death, resignation or removal. Any director may be removed, with or without cause, at any meeting of shareholders by the affirmative vote of a majority in number of shares of the shareholders present in person or by proxy at such meeting and entitled to vote for the election of such director; provided notice of the intention to act upon such matter shall have been given in the notice calling such meeting. Vacancies on the board may be filled by the remaining directors.

                 INSPECTION OF BOOKS AND RECORDS

NEVADA. Pursuant to the Bylaws of Hydro-Nevada, the Board of Directors shall have power to close the share books of the corporation for a period of not to exceed sixty (60) days preceding the date of any meeting of shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or capital shares shall go into effect, or a date in connection with obtaining the consent of shareholders for any purpose. In lieu of closing the share transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital shares shall go into effect, or a date in connection with obtaining any such consent, as a record date for the determination of the shareholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent.

OKLAHOMA. Pursuant to the Oklahoma Bylaws, the Secretary shall make available at the executive office of the corporation, at least ten days before such meeting of shareholders, a complete record of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder for any purpose germane to the meeting during the whole time of the meeting for the purposes thereof. Oklahoma law provides that any shareholder, in person or by attorney or other agent, upon written demand under oath stating the purpose thereof, shall have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its shareholders, and its other books and records, and to make copies or extracts therefrom.

              LIMITATION ON LIABILITY OF DIRECTORS;
            INDEMNIFICATION OF OFFICERS AND DIRECTORS

NEVADA. Pursuant to the Nevada Charter Documents, the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

Hydro-Nevada Bylaws specifically provide that the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

OKLAHOMA. The Oklahoma Bylaws provide that to the full extent not prohibited by the law as in effect from time to time, the corporation shall indemnify any person (and the heirs, executors and representatives of such person) who is or was a director, officer, employee or agent of the corporation, or who, at the request of the corporation, is or was a director, officer, employee, agent, partner, or trustee, as the case may be, of any other corporation, partnership, proprietorship, trust, association or other entity in which the corporation owns an interest, against any and all liabilities and reasonable expenses incurred by such person in connection with or resulting from any claim, action, suit or proceeding, whether brought by or in the right of the corporation or otherwise and whether civil, criminal, administrative or investigative in nature, and in connection with an appeal relating thereto, in which such person is a party or is threatened to be made a party by reason of serving or having served in any such capacity.

  DISSENTERS' RIGHTS AS A RESULT OF THE REINCORPORATION MERGER

Shareholders have dissenters' rights in Oklahoma as a result of the proposed Reincorporation. Shareholders who oppose the Reincorporation will have the right to receive payment for the value of their shares pursuant to Section 1091 of Title 18 of the Oklahoma Statutes("O.S."). A copy of Section 1091 is attached hereto as Appendix D to this Proxy Statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

Under the Oklahoma Law, such dissenters' rights will be available only to those shareholders of the Company who (i) object to the proposed Reincorporation in writing prior to or at the Annual Meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and (ii) do not vote any of their shares in favor of the proposed Reincorporation at the Annual Meeting.

Within ten days after the effective date of the Reincorporation, Hydro-Nevada will send to each shareholder who has satisfied both of the foregoing conditions a written notice in which Hydro-Nevada will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice sent by Hydro-Nevada, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction.

Upon receipt of each demand for payment, Hydro-Nevada will pay each dissenting shareholder the amount that Hydro-Nevada estimates to be the fair value of such shareholder's shares, plus interest from the date of the completion of the Reincorporation to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Hydro-Nevada may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of such events. Any dissenter who does not wish to accept the payment or offer made by Hydro-Nevada must notify Hydro-Nevada in writing of his or her own estimate of the fair value of the shares within 30 days after the date Hydro-Nevada makes or offers payment. If the dissenting shareholder and Hydro-Nevada are unable to agree on the fair value of the shares, then Hydro-Nevada will commence a proceeding with the Oklahoma courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If Hydro-Nevada does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value.

All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against Hydro-Nevada for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Hydro-Nevada unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by Hydro-Nevada. Both Hydro-Nevada and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party. The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from Hydro-Nevada in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of Hydro-Nevada.

                          VOTE REQUIRED

Under Oklahoma law, the affirmative vote of a majority of all the votes entitled to be cast is needed to approve the proposed Reincorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes. Although the Board has recommended that the foregoing proposal be adopted, shareholders should be aware that the continuing Directors may have a personal interest in the Reincorporation because it broadens the scope of indemnification available to Directors. The broader scope of indemnification available under Nevada law could result in increased costs and expenses to the Company to the potential indirect detriment of the shareholders.

         AMENDMENT TO THE MERGER AGREEMENT; TERMINATION

The Merger Agreement may be terminated and the Reincorporation abandoned, notwithstanding shareholder approval, by the Board of Directors of the Company at any time before consummation of the Reincorporation if (i) shareholders holding more than five percent (5%) of the issued and outstanding shares of the Company's Common Stock dissent and seek appraisal rights; or (ii) the Board of Directors of the Company determines that in its judgment the Reincorporation does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated or the shareholders fail to approve the Reincorporation, the Company would remain as an Oklahoma corporation.

THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE
TRANSACTIONS CONTEMPLATED BY THE PROPOSED REINCORPORATION MERGER
ARE DESIRABLE AND IN THE BEST INTERESTS OF THE COMPANY'S
SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
VOTE IN FAVOR OF PROPOSAL 2.


                           PROPOSAL 3
            APPROVAL OF THE STOCK PURCHASE AGREEMENT
                   WITH POWERTEK HOLDINGS LTD.

Summary of the Agreement

PowerTek Holdings, Ltd., a Swiss holding company, desires to acquire from the Company (a) the number of shares of the Company's common stock such that after the acquisition of said shares, PowerTek shall have acquired 50% of the outstanding common stock of the Company, on a fully diluted basis (the "Shares"); and (b) an option to purchase from the Company up to the number of shares of the Company's outstanding common stock such that after PowerTek's full exercise of the option, PowerTek shall have acquired an additional 20% of the outstanding common stock of the Company, on a fully diluted basis (the "Option Shares"). A copy of the Stock Purchase Agreement is attached hereto as Appendix E.

Purchase Price

The purchase price for the Shares shall be $500,000. As additional consideration to the Company, during the two years following the Closing, PowerTek (or an affiliate) agrees to expend no less than

$2,000,000 on research and development in the field of hydrogen powered fuel cell technology, which research and development and related technology shall be licensed to the Company on a non-exclusive, royalty free basis for a period of 7 years after the date of the commencement of said research and development subject to certain terms and conditions set forth in the Agreement.

Closing

Closing shall be on August 15, 2001, or at such other date mutually acceptable to the parties.

Additional Agreements

1. Loans to the Company. Provided that the Company is not in default under the Agreement, prior to Closing, PowerTek agrees to advance to the Company up to $200,000, which shall be treated as loans from PowerTek to the Company, bearing interest at the rate of 10% per annum. Upon Closing, the amounts owing under the loans shall be credited against the $2,000,000 research and development expenditure obligation. If Closing does not occur for any reason, PowerTek shall have the option to either demand immediate payment in full of the loans or convert the amount of the loans to Hydro's common stock at 75% of the average of the quoted market price of the stock at the close of the 30 business days immediately preceding the demand conversion date. The Company agrees to deliver to PowerTek convertible promissory notes to memorialize such loans. The Company's delivery to PowerTek of appropriate convertible notes is a condition to PowerTek's obligations to make any said loans.

2. Stock Warrants. At Closing, the Company shall issue to PowerTek a warrant to purchase the Option Shares at a purchase price equal to 75% of the average of the quoted market price of the stock at the close of the 30 business days immediately preceding the Warrant exercise date.

3. Board Appointments. At Closing, the Company agrees to cause certain shareholders to execute and deliver to PowerTek a Voting Agreement pursuant to which said shareholders shall agree to vote their common shares in the Company in a manner that ensures that PowerTek may nominate, elect and maintain a majority of the board of directors of the Company.

4. Relocation of the Company's Office. The Company agrees to relocate its principal place of business and head office to Sacramento, California upon 30 days' written notice at any time following the Closing.

5. Registration Rights. The Company agrees to execute and deliver to PowerTek a Registration Rights Agreement providing for the registration of PowerTek's common shares to be acquired under the Agreement.

6. No Further Interest in Company Going Concern. If, after Closing, PowerTek notifies the Company that it is not in favor of the Company continuing to develop or exploit the technology of the Company, then PowerTek agrees to cause at least one of its designated board members to resign from the Company's board and thereafter PowerTek agrees to vote for the director that the Company may nominate as the replacement director and any successor thereof.

Change of Control

Upon Closing, Jack H. Wynn, Julio P. Focaracci and Lane J.
Austin, three of the Company's five directors, will resign their positions as officers and directors of the Company, and the three board vacancies will be filled by PowerTek nominees.

Termination

The Agreement may be terminated at any time prior to or on the Closing Date by the Company or by PowerTek upon written notice to the other party. The Company grants to PowerTek the right, upon 24-hours' written notice delivered to the Company at any time until 72 hours after termination of the Agreement prior to Closing, to purchase and acquire from the Company the number of shares of the Company's outstanding common stock such that after PowerTek's full exercise of said option, PowerTek shall have acquired 19.9% of the outstanding common stock of the Company, on a fully diluted basis, against delivery to the Company of an amount equal to 75% of the average of the quoted market price of the stock at the close of the 30 business days immediately preceding the exercise date, times the number of such shares of stock with respect to which such option is being exercised. Upon termination of the Agreement, no party shall have any liability to the other except for the Company's obligations to repay the loans previously made to the Company by PowerTek, and to deliver the stock issuable upon exercise of the option granted to PowerTek upon termination.

Vote Required

The affirmative vote of the holders of a majority of the shares casting their votes at the Annual Meeting will be required to approve the adoption of the Plan. Abstentions and broker non-votes will be have the same effect as a vote against this Proposal 5.

THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE
TRANSACTIONS CONTEMPLATED BY THE STOCK PURCHASE AGREEMENT WITH
POWERTEK ARE DESIRABLE AND IN THE BEST INTERESTS OF THE COMPANY'S
SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
VOTE IN FAVOR OF PROPOSAL 3.

                           PROPOSAL 4
                  RATIFICATION OF SELECTION OF
                 INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected Cordovano and Harvey, P.C. as the Company's independent public accountants for the fiscal year ending December 31, 2001. Cordovano and Harvey, P.C. has audited the Company's financial statements since fiscal 2000. A representative of Cordovano and Harvey, P.C. is not expected to be present at the Annual Meeting.

Shareholder ratification of the selection of Cordovano and Harvey, P.C. as the Company's independent public accountants is not required by the Company's By-Laws or other applicable legal requirement. However, the Board is submitting the selection of Cordovano and Harvey, P.C. to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Audit Fees

During the fiscal year ended December 31, 2000, the aggregate fees billed by Cordovano and Harvey, P.C. for the audit of the Company's financial statements for such fiscal year and for the reviews of the Company's interim financial statements were $3,912.50.

Financial Information Systems Design and Implementation Fees

During the fiscal year ended December 31, 2000, the Company was not billed by Cordovano and Harvey, P.C. for any fees relating to information technology consulting fees.

All Other Fees

During the fiscal year ended December 31, 2000, there were no fees billed by Cordovano and Harvey, P.C. for professional services other than audit fees.

Vote Required

The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of Cordovano and Harvey, P.C. as the Company's independent public accountants for the fiscal year ending December 31, 2001. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
   THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS


                      STOCKHOLDER PROPOSALS

The next annual meeting of the Company is scheduled for July 19, 2002. The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 Annual Meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is February 19, 2002. If the date of the annual meeting is advanced by more than 30 calendar days or delayed by more than 90 calendar days from the above meeting date, the Company shall, in a timely manner, inform all shareholders of the changed meeting date and of the date by which such proposals must be received.

                          OTHER MATTERS

The Board of Directors knows of no other business to come before the meeting. If, however, other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

                          ANNUAL REPORT

Included with this proxy statement is a copy of the Company's annual report for the year ended December 31, 2000. This annual report is taken from the Company's Form 10-KSB, filed with the United States Securities and Exchange Commission on April 17, 2001, with certain exhibits excluded. The entire filings, with all exhibits attached, are available online at the SEC's website, www.sec.gov, or at FreeEdgar, www.FreeEdgar.com. (Note that some of those exhibits are not attached to the Form 10-KSB but are included in other Forms filed with the SEC; those Forms are referenced from the Form 10-KSB, and are also available online at the addresses mentioned above.) The exhibits listed in the table below are not included with this proxy statement. Any shareholder who wishes to receive a copy of any of these exhibits may view them online at the addresses mentioned above, or may receive a copy from the Company by written request sent to the Company at the address shown on the cover page of this proxy statement, together with a check in the amount of $20 for each exhibit requested, which covers the cost of copying, handling, and mailing the exhibits. CERTAIN OTHER INFORMATION IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST. PLEASE CONTACT HYDRO ENVIRONMENTAL RESOURCES, INC., TELEPHONE (702) 597-9070, IF YOU WOULD LIKE TO REQUEST A COPY OF THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB FOR THE PERIOD ENDED MARCH 31, 2001, OR ADDITIONAL REPORTS.

   Exhibit No.    Description
   -----------    -----------

      3.1 Articles of Incorporation (incorporated by reference to Exhibit 2.1 to the Registration
                  Statement on Form 10-SB filed with the Commission on March 22, 2000).

      3.2 By-laws (incorporated by reference to Exhibit 2.2 to the Registration Statement on Form 10-SB filed with the Commission on March 22, 2000).

      4.1 Form of Common Stock Certificate (incorporated by reference to Exhibit 3.1 to the Registration
                  Statement on Form 10-SB filed with the Commission on March 22, 2000).

      10.1 Assignment of Patent and Intellectual Property Rights related to the ElectroChem Hydrogen Fuel Reactor (incorporated by reference to Exhibit 6.1 the Registration Statement on Form 10-SB filed with the Commission on March 22, 2000).

                                BY ORDER OF THE BOARD OF DIRECTORS

                                By: /s/ Jack H. Wynn

                                Jack H. Wynn, President

                           APPENDIX A

                     FORM OF PLAN OF MERGER

This Plan of Merger was authorized by the Board of Directors of Hydro Environmental Resources, Inc., an Oklahoma corporation, at a special meeting held at ______ p.m. on ___________, 2001, and by the Board of Directors of Hydro Environmental Resources, Inc., a Nevada corporation at a special meeting held at _______ p.m. on the same day. The Plan of Merger is adopted in order to re-domicile the Company from Oklahoma to Nevada.

1.   The constituent entities are:

     a) Hydro Environmental Resources, Inc., an Oklahoma corporation, ("Hydro-OK") with business address of 5725 S. Valley View Blvd., Suite 3, Las Vegas, NV 89118. This shall be the merging company of the merger; and

     b) Hydro Environmental Resources, Inc., a Nevada corporation, ("Hydro-NV") with business address of 5725 S. Valley View Blvd., Suite 3, Las Vegas, NV 89118. This shall be the surviving company of the merger.

2. There are a total of 34,645,078 shares of common stock outstanding in Hydro-OK, each of which is entitled to one vote. There are no shares of preferred stock outstanding in Hydro-OK. No common stock or preferred stock of Hydro-NV has been issued.

3. There is a total of 50,000,000 shares of Hydro-OK common stock authorized, $0.001 par value per share and 5,000,000 shares of preferred stock authorized, $0.001 par value per share.
     Immediately prior to the merger, there shall be a total of 50,000,000 shares of Hydro-NV common stock authorized, $0.001 par value per share and 5,000,000 shares of preferred stock authorized, $0.001 par value per share.

4. Upon completion of the merger, each five (5) shares of Hydro-OK common stock will be exchanged for one (1) share of Hydro-NV common stock and one (1) share of Hydro-NV Series A Preferred Stock. There will, upon completion of the merger, be 6,929,016 shares of Hydro-NV voting common stock outstanding, each with the same rights and privileges as the shares of Hydro-OK had prior to the merger.

5. Upon completion of the merger, Hydro-OK shall promptly pay to dissenting Hydro-OK shareholders, if any, the amounts to which they are entitled under provisions of Oklahoma Business
     Corporation Law, and will make an irrevocable appointment of the Oklahoma Secretary of State as Hydro-NV's agent for acceptance of service in the State of Oklahoma.

6. After the completion of the merger, the corporate existence of Hydro-OK shall cease.

7. Upon approval of the merger by the shareholders of Hydro-OK, the Articles of Merger shall be prepared and filed in the appropriate offices in Oklahoma and Nevada.

8. This Plan of Merger may be executed in two or more counterparts, and by fax. Each counterpart shall be deemed an original, and all counterparts collectively shall constitute one and the same document.

                               A-1

9. This Plan of Merger shall be governed by and construed in accordance with the laws of the State of Nevada, regardless of the laws that would otherwise govern under the Nevada conflicts of law statutes.

10. This Plan of Merger constitutes the entire agreement between the parties.

This Plan of Merger is approved and adopted by the Boards of Directors of the two companies, as testified by the signatures of the directors below.

  Hydro Environmental Resources,     Hydro Environmental Resources,
         Inc. - Oklahoma                    Inc. - Nevada


By                                 By
  ------------------------------     -------------------------------
  Jack Wynn, Director                Jack Wynn, Director



By                                 By
  ------------------------------     -------------------------------
  Julio P. Focaracci, Director       Julio P. Focaracci, Director


By                                 By
  ------------------------------     -------------------------------
  Drew Sakson, Director              Drew Sakson, Director


By                                 By
  ------------------------------     -------------------------------
  Lane J. Austin, Director           Lane J. Austin, Director


By                                 By
  ------------------------------     -------------------------------
  David A. Youngblood, Director      David A. Youngblood, Director


                               A-2



                           APPENDIX B

                  FORM OF ARTICLES OF MERGER OF

         HYDRO ENVIRONMENTAL RESOURCES, INC. (OKLAHOMA)

                               AND

          HYDRO ENVIRONMENTAL RESOURCES, INC. (NEVADA)

We, Jack H. Wynn and Julio P. Focaracci, President and Secretary, respectively, of Hydro Environmental Resources, Inc. (Oklahoma) and Hydro Environmental Resources, Inc. (Nevada), hereby certify:

     1. A Plan of Merger was adopted by the Boards of Directors of both of the constituent corporations in meetings held on ______________, 2001. A copy of this executed Plan of Merger, is on file at the firm's resident office in Nevada.

     2.   The constituent entities are Hydro Environmental Resources,
          Inc. (Oklahoma), an Oklahoma Corporation and Hydro Environmental Resources, Inc. (Nevada), a Nevada Corporation. Hydro Environmental Resources, Inc. (Nevada) shall be the surviving company, with Hydro Environmental Resources, Inc. (Oklahoma) being the acquired company.

     3. Each five (5) shares of Hydro Environmental Resources, Inc. (Oklahoma) common stock will be exchanged for one (1) share of common stock and on share of Series A Preferred Stock of Hydro Environmental Resources, Inc. (Nevada). There will, upon completion of the merger, be 6,929,016 shares of Hydro Environmental Resources, Inc. (Nevada) voting common stock outstanding.

     4.   Prior to the merger, no shares of common stock of Hydro
          Environmental Resources, Inc. (Nevada) had been issued.

     5. The Plan of Merger was submitted to the shareholders of Hydro Environmental Resources, Inc. (Oklahoma) by its Board of Directors. There were a total of ________ shares of common stock eligible to be voted, all of which were present when the vote was taken. The Plan of Merger was approved by ____% of the vote of the shareholders on _____________, 2001.

     6. Hydro Environmental Resources, Inc. (Nevada), the acquiring company, shall be the surviving entity.

     7.   No amendment to the Articles of Incorporation of Hydro
          Environmental Resources, Inc. are required as a result of this merger.

                                B-1


        For Hydro Environmental Resources, Inc. (Nevada)
        ------------------------------------------------




------------------------------    ----------------------------------
Jack H. Wynn, President           Julio P. Focaracci, Secretary


State of Nevada     )
                    )   ss.
County of Clark     )

On           , 2001, personally appeared before me, a Notary public,
Jack H. Wynn and Julio P. Focaracci, who acknowledged that they are the President and Secretary, respectively, of Hydro Environmental Resources, Inc., a Nevada corporation, and that they executed the above instrument in those capacities.


------------------------------------------------
A Notary Public in and for said County and State



          For Hydro Environmental Resources, Inc. (Oklahoma)
          --------------------------------------------------




------------------------------    ----------------------------------
Jack H. Wynn, President           Julio P. Focaracci, Secretary


State of Nevada     )
                    )   ss.
County of Clark     )


On           , 2001, personally appeared before me, a Notary public,
Jack H. Wynn and Julio P. Focaracci, who acknowledged that they are the President and Secretary, respectively, of Hydro Environmental Resources, Inc., an Oklahoma corporation, and that they executed the above instrument in those capacities.


------------------------------------------------
A Notary Public in and for said County and State



                               B-2





                           APPENDIX C

              FORM OF CHARTER OF NEVADA SUBSIDIARY

                    Articles of Incorporation
                               of
               Hydro Environmental Resources, Inc.



KNOW ALL MEN BY THESE PRESENTS:


  That we, the undersigned, for the purpose of association to establish a corporation for the transaction of business and the promotion and conduct of the objects and purposes hereinafter stated, under the provisions of and subject to the requirements of the laws of the State of Nevada, do make, record and file these Articles of Incorporation in writing.

AND WE DO HEREBY CERTIFY:


Article One:   The name of this Corporation is:

               Hydro Environmental Resources, Inc.

Article Two:   The principal office in the State of Nevada is to

               be located at:

                      5725 S. Valley View Blvd., Suite 3
                             Las Vegas, NV 89118


  The Resident agent for this Corporation shall be:

                         Chapman & Flanagan, Ltd.
                      777 N. Rainbow Blvd., Suite 390
                            Las Vegas, NV 89107


  This Corporation may also maintain an office or offices at such other places within or outside the State of Nevada, as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders held outside the State of Nevada, the same as in the State of Nevada.



Article Three:  This Corporation may engage in  any  lawful  activity.


                               C-1


Article Four:  This Corporation is authorized to issue two

  classes of capital stock, referred to as Common Stock and

  Preferred Stock, each with par value of $0.001 per share. This

  Corporation shall be authorized to issue a maximum of 50,000,000

  (fifty million) shares of Common Stock, and a maximum of

  5,000,000 (five million) shares of Preferred Stock.



  Each share of Common Stock Such stock may be issued by this

  Corporation from time to time by the Board of Directors

  thereof. The shares of stock shall be designated "Common

  Stock" and the holders thereof shall be entitled to one (1)

  vote for each share held by them.



  The Board of Directors is hereby authorized to provide for the issuance of the Preferred Stock in one or more series, and may determine and state the designations, preferences,

  limitations, terms, and rights associated with each series of

  Preferred Stock, without additional shareholder approval.



Article Five:  No Director or Officer of this Corporation shall be liable to this Corporation or its stockholders for any breach of fiduciary duty as Officer or Director of this Corporation.

  This provision shall not affect liability for acts or omissions which involve intentional misconduct, fraud, a knowing violation or law, or the payment of dividends in violation of NRS 78.300.



  All expenses incurred by Officers or Directors in defending a civil or criminal action, suit, or proceeding, must be paid by this Corporation as they are incurred in advance of a final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of a Director or Officer to repay the amount if it is ultimately determined by a court of competent jurisdiction, that he or she did not act in good faith, and in the manner he or she reasonably believed to be or not opposed to the best interests of this Corporation.


                                C-2


  The members of the governing Board shall be styled Directors,

  and the number of Directors shall not be less than one (1)

  pursuant to the terms of NRS 78.115. The names and addresses of the first Board of Directors, which shall consist of five

  (5) members are:


          Jack H. Wynn             5725 S. Valley View Blvd., Suite 3
                                   Las Vegas, NV 89118

          Julio P. Focaracci       5725 S. Valley View Blvd., Suite 3
                                   Las Vegas, NV 89118

          Drew Sakson              5725 S. Valley View Blvd., Suite 3
                                   Las Vegas, NV 89118

          Lane J. Austin           5725 S. Valley View Blvd., Suite 3
                                   Las Vegas, NV 89118

          David A. Youngblood      5725 S. Valley View Blvd., Suite 3
                                   Las Vegas, NV 89118


  The number of Directors of this Corporation may from time to time be increased or decreased as set forth hereinabove by an amendment to the By-Laws in that regard, and without the

  necessity of amending these Articles of Incorporation.



  The name and address of the incorporator is:


          Daniel G. Chapman         777 N. Rainbow Blvd., Suite 390
                                    Las Vegas, NV 89107


Article Six:   The capital stock of this Corporation, after the

  amount of the subscription price has been paid in cash or in kind, shall be and remain non-assessable and shall not be subject to assessment to pay debts of this Corporation.



Article Seven:      This Corporation shall have perpetual

  existence.



Article Eight:      No holder of any shares of this Corporation

  shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares of this Corporation of any class now or hereafter authorized, or any securities exchangeable for or


                              C-3

  convertible into such shares, or warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares.



Article Nine:  This Corporation shall not be governed by the provisions of NRS 78.411 to 78.444, inclusive.


Executed this ______ day of ____________, 2001.





                           --------------------------------------
                           Daniel G. Chapman, Incorporator


                              C-4



                  CERTIFICATE OF ACCEPTANCE OF
                  APPOINTMENT AS RESIDENT AGENT




   In the matter of Hydro Environmental Resources, Inc., I

hereby certify that on the ____ day of ____________, 2001, I accepted the appointment as Resident Agent of the above-entitled corporation in accordance with NRS 78.090.



   IN  WITNESS WHEREOF, I have hereunto set my hand this ____ day of ____________, 2001.








                              -----------------------------------
                              Chapman & Flanagan, Ltd.
                              by Daniel G. Chapman, its Secretary



                              C-5




                           APPENDIX D

                        APPRAISAL RIGHTS



Oklahoma Revised Statutes

18-1091.

A. Any shareholder of a corporation of this state who holds shares of stock on the date of the making of a demand pursuant to the provisions of subsection D of this section with respect to the shares, who continuously holds the shares through the effective date of the merger or consolidation, who has otherwise complied with the provisions of subsection D of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to the provisions of
Section 1073 of this title shall be entitled to an appraisal by the district court of the fair value of the shares of stock under the circumstances described in subsections B and C of this section. As used in this section, the word "shareholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and "depository receipt" means an instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository. The provisions of this subsection shall be effective only with respect to mergers or consolidations consummated pursuant to an agreement of merger or consolidation entered into after November 1, 1988.

B.1. Except as otherwise provided for in this subsection, appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation, or of the acquired corporation in a share acquisition, to be effected pursuant to the provisions of Section 1081, other than a merger effected pursuant to subsection G of
Section 1081, and Sections 1082, 1086, 1087, 1090.1 or 1090.2 of
this title.

2. a.     No appraisal rights under this section shall be
available for the shares of any class or series of stock which stock, or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders to act upon the agreement of merger or consolidation, were either:

(1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.;
or

(2)  held of record by more than two thousand holders.

No appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided in subsection G of Section 1081 of this title.

b. In addition, no appraisal rights shall be available for any shares of stock, or depository receipts in respect thereof, of

                                D-1

the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided for in subsection F of Section
1081 of this title.

3. Notwithstanding the provisions of paragraph 2 of this subsection, appraisal rights provided for in this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to the provisions of Sections 1081, 1082, 1086, 1087, 1090.1 or
1090.2 of this title to accept for the stock anything except:

a. shares of stock of the corporation surviving or resulting from the merger or consolidation or depository receipts thereof, or

b. shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than two thousand holders, or

c. cash in lieu of fractional shares or fractional depository receipts described in subparagraphs a and b of this paragraph, or

d. any combination of the shares of stock, depository receipts, and cash in lieu of the fractional shares or depository receipts described in subparagraphs a, b, and c of this paragraph.

4. In the event all of the stock of a subsidiary Oklahoma corporation party to a merger effected pursuant to the provisions of Section 1083 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Oklahoma corporation.

C. Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections D and E of this section, shall apply as nearly as is practicable.

D.   Appraisal rights shall be perfected as follows:

1. If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of shareholders, the corporation, not less than twenty (20) days prior to the meeting, shall notify each of its shareholders entitled to appraisal rights that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in the notice a copy of this section. Each shareholder electing to demand the appraisal of the shares of the shareholder shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of the shares of the shareholder. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends thereby to demand the appraisal of the shares of the shareholder. A proxy or vote against the merger or consolidation shall not constitute such a demand. A shareholder electing to take such action must do so by a separate written demand as herein provided. Within five (5) days after the

                                D-2

effective date of the merger or consolidation, the surviving or resulting corporation shall notify each shareholder of each constituent corporation who has complied with the provisions of this subsection and has not voted in favor of or consented to the merger or consolidation as of the date that the merger or consolidation has become effective; or

2. If the merger or consolidation is approved pursuant to the provisions of Section 1073 or 1083 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within five (5) days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all of the shares of the class or series of stock of the constituent corporation, and shall include in such notice a copy of this section; provided, if the notice is given on or after the effective date of the merger or consolidation, the notice shall be given by the surviving or resulting corporation to all the holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. The notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify the shareholders of the effective date of the merger or consolidation. Any shareholder entitled to appraisal rights may, within twenty (20) days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of the holder's shares. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends to demand the appraisal of the the holder's shares. If the notice does not notify shareholders of the effective date of the merger or consolidation either:

a. each constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of the constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation, or

b. the surviving or resulting corporation shall send a second notice to all holders on or within five (5) days after the effective date of the merger or consolidation; provided, however, that if the second notice is sent more than twenty (20) days following the mailing of the first notice, the second notice need only be sent to each shareholder who is entitled to appraisal rights and who has demanded appraisal of the holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the shareholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than five (5) days prior to the date the notice is given; provided, if the notice is given on or after the effective date of the merger or consolidation, the record date shall be the effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

E. Within one hundred twenty (120) days after the effective date of the merger or consolidation, the surviving or resulting corporation or any shareholder who has complied with the provisions of subsections A and D of this section and who is otherwise entitled to appraisal rights, may file a petition in district court demanding a determination of the value of the stock of all such shareholders; provided, however, at any time within sixty (60) days after the effective date of the merger or consolidation, any shareholder shall have the right to withdraw the demand of the shareholder for appraisal and to accept the terms offered upon the merger or consolidation. Within one hundred twenty (120) days after the effective date of the merger or consolidation, any shareholder who has complied with the requirements of subsections A and D of this section, upon written request, shall be entitled to receive from the corporation

                              D-3

surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of the shares. The written statement shall be mailed to the shareholder within five (5) days after the shareholder's written request for a statement is received by the surviving or resulting corporation or within five (5) days after expiration of the period for delivery of demands for appraisal pursuant to the provisions of subsection D of this section, whichever is later.

F. Upon the filing of any such petition by a shareholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which, within twenty (20) days after service, shall file, in the office of the court clerk of the district court in which the petition was filed, a duly verified list containing the names and addresses of all shareholders who have demanded payment for their shares and with whom agreements regarding the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such duly verified list. The court clerk, if so ordered by the court, shall give notice of the time and place fixed for the hearing on the petition by registered or certified mail to the surviving or resulting corporation and to the shareholders shown on the list at the addresses therein stated. Notice shall also be given by one or more publications at least one (1) week before the day of the hearing, in a newspaper of general circulation published in the City of Oklahoma City, Oklahoma, or other publication as the court deems advisable. The forms of the notices by mail and by publication shall be approved by the court, and the costs thereof shall be borne by the surviving or resulting corporation.

G. At the hearing on the petition, the court shall determine the shareholders who have complied with the provisions of this section and who have become entitled to appraisal rights. The court may require the shareholders who have demanded an appraisal of their shares and who hold stock represented by certificates to submit their certificates of stock to the court clerk for notation thereon of the pendency of the appraisal proceedings; and if any shareholder fails to comply with this direction, the court may dismiss the proceedings as to that shareholder.

H. After determining the shareholders entitled to an appraisal, the court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining the fair value, the court shall take into account all relevant factors. In determining the fair rate of interest, the court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any shareholder entitled to participate in the appraisal proceeding, the court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the shareholder entitled to an appraisal. Any shareholder whose name appears on the list filed by the surviving or resulting corporation pursuant to the provisions of subsection F of this section and who has submitted the certificates of stock of the shareholder to the court clerk, if required, may participate fully in all proceedings until it is finally determined that the shareholder is not entitled to appraisal rights pursuant to the provisions of this section.

I. The court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the shareholders entitled thereto. Interest may be simple or compound, as the court may direct. Payment shall be made to each shareholder, in the case of holders

                                D-4

of uncertificated stock immediately, and in the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing the stock. The court's decree may be enforced as other decrees in the district court may be enforced, whether the surviving or resulting corporation be a corporation of this state or of any other state.

J. The costs of the proceeding may be determined by the court and taxed upon the parties as the court deems equitable in the circumstances. Upon application of a shareholder, the court may order all or a portion of the expenses incurred by any shareholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all of the shares entitled to an appraisal.

K. From and after the effective date of the merger or consolidation, no shareholder who has demanded appraisal rights as provided for in subsection D of this section shall be entitled to vote the stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions payable to shareholders of record at a date which is prior to the effective date of the merger or consolidation; provided, however, that if no petition for an appraisal shall be filed within the time provided for in subsection E of this section, or if the shareholder shall deliver to the surviving or resulting corporation a written withdrawal of the shareholder's demand for an appraisal and an acceptance of the merger or consolidation, either within sixty (60) days after the effective date of the merger or consolidation as provided for in subsection E of this section or thereafter with the written approval of the corporation, then the right of the shareholder to an appraisal shall cease; provided further, no appraisal proceeding in the district court shall be dismissed as to any shareholder without the approval of the court, and approval may be conditioned upon terms as the court deems just.

L. The shares of the surviving or resulting corporation into which the shares of any objecting shareholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.



                                D-5



                           APPENDIX E

                    STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 29th day of June, 2001, by and between PowerTek Holdings LTD, a Swiss holding company (the "Purchaser") and Hydro Environmental Resources, Inc., an Oklahoma corporation (the "Company").



                      W I T N E S S E T H:

     WHEREAS, the Purchaser desires to acquire from the Company:
(a) the number of shares of the Company's common stock such that after and through the Purchaser's acquisition of said shares, the Purchaser shall have acquired fifty percent (50%) of the outstanding common stock of the Company, on a fully diluted basis (the "Shares"); and (b) an option to purchase from the Company up to the number of shares of the Company's outstanding common stock such that after and through the Purchaser's full exercise of the option, the Purchaser shall have acquired twenty percent (20%) of the outstanding common stock of the Company, on a fully diluted basis (the "Option Shares");

     WHEREAS, the Purchaser additionally desires that certain management and administrative changes be made in connection with its acquisition of the Shares; and

     WHEREAS, the Company desires to issue and grant to the Purchaser the Shares and the option to purchase the Option Shares and to arrange for said management and administrative changes;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


1.   PURCHASE AND SALE.
     1.1 Agreement to Purchase and Sell. At the Closing, the Company agrees to sell, issue and convey to the Purchaser and the Purchaser agrees to purchase and acquire from the Company the Shares, which shall number in an amount equal to the total number of the Company's shares of common stock then outstanding, on a fully diluted basis, for the purchase price of FIVE HUNDRED
THOUSAND DOLLARS ($500,000) (the "Purchase Price"). The Shares shall be issued to the Purchaser free and clear of any and all mortgages, pledges, security interests, claims, liens, charges, assessments or other encumbrances ("Liens").
     1.2 Additional Consideration. As additional consideration to the Company, within the two (2)-year period following the Closing, the Purchaser (or an affiliate of the Purchaser) agrees to expend no less than TWO MILLION DOLLARS ($2,000,000 on research and development in the field of hydrogen powered fuel cell technology, which research and development and related technology shall be licensed to the Company on a non-exclusive, royalty free basis for a period of seven (7) years after date of the commencement of said research and development, subject to each of the following terms and conditions:
          (a) The Purchaser shall designate the specific research and development project or efforts that will be subject to this arrangement and shall keep and maintain appropriate records to document the related expenditures and resulting technology to be licensed to the Company;
          (b) Subject to the Company's licensed rights, the Purchaser shall be the exclusive owner of all the intellectual property rights in and to said research and development and related technology and any derivatives thereof whether created by the Purchaser or the Company or both of them. The license arrangement shall be on such additional terms and conditions as are usual and customary terms and conditions of technology licenses of similar subject matter, as the Purchaser and the Company mutually agree (and if they cannot agree, either party may invoke binding arbitration under the rules of the American
Arbitration Association for determination of such terms by arbitration with a single arbitrator);
          (c) If the Company is in material default or breach of any agreement to which the Purchaser and the Company are parties or any representation or warranty made by the Company, which default or breach the Company fails to cure within thirty (30) days after being notified of same, then the Purchaser's obligations to make expenditures under this Section 1.2 shall cease and be of no further force or effect and any licensed rights shall automatically terminate;
          (d) If the Company dissolves, ceases to operate business as a going concern, sells all or substantially all of its assets or becomes Bankrupt (defined below), then the Purchaser's obligations to make expenditures under this Section 1.2 shall cease and be of no further force or effect and any licensed rights shall automatically terminate; "Bankrupt" means any of the following: (i) the filing of a voluntary petition under any federal or state law for the relief of debtors including the filing of a voluntary petition under any Chapter of Title 11 of the United States Code; (ii) the filing of an involuntary proceeding under any such law; (iii) the making of a general assignment for the benefit of the assignor's creditors; (iv) the appointment of a receiver or trustee of a substantial portion of the Company's assets; or (v) the seizure by a sheriff, receiver or trustee of a substantial portion of the Company's assets;
provided that Company shall not become Bankrupt in the case of an event described in clause (ii), (iv) or (v) above, until the proceeding, appointment or seizure has been pending or has been in force for at least thirty (30) days; and
         (e) Any amounts that the Purchaser makes as contributions to the capital of the Company without having received in exchange any additional equity or debt instruments from the Company (e.g., monthly operating capital and payment of outstanding debt) shall be counted as expenditures against said $2,000,000 amount;
however, the Purchaser is under no obligation to make any such contributions (but the Purchaser is under an obligation to make or cause to be made said $2,000,000 expenditure, subject to the credits described herein).
     1.3 Closing. The closing of the transactions contemplated in this Agreement (the "Closing") shall be held at the offices of Chapman & Flanagan, Ltd., 777 N. Rainbow Blvd., Suite 390, Las
Vegas, NV, on August 15, 2001 at 10:00 a.m. or at such other date, time or place as shall be mutually acceptable to the parties (the "Closing Date"). However, if the SEC comments on the proxy materials, then the parties agree to extend the Closing
Date by a period of time reasonably necessary for the Company to respond to the SEC comments, not to exceed thirty (30) days. At the Closing, the Company shall deliver to the Escrow Agent a duly executed stock certificate representing the Shares, or a letter of transmittal to the transfer agent for execution of a stock certificate representing the Shares, together with all such other agreements, documents and instruments required of or by the Company hereunder, and upon such delivery by the Company, the Purchaser shall wire to the Escrow Agent the Purchase Price. All deliveries, payments and other transactions and documents of the parties relating to the Closing shall be interdependent and none shall be effective unless and until all are effective (except for any of the same as to which the party entitled to the benefit thereof has waived satisfaction or performance thereof as a condition precedent to Closing). An independent escrow company, mutually agreeable to the parties, shall serve as Escrow Agent for purposes of this Agreement. Upon receipt of all items discussed herein, the Escrow Agent shall be instructed to release the stock certificate, other documents and the funds accordingly.
     1.4 Certain Post-Closing Assistance. From time to time and at any time, at the Purchaser's request, whether on or after the Closing Date, and without further consideration, the Company shall, at its sole expense, execute and deliver such further documents and instruments and shall take such further reasonable actions as may be necessary or convenient to carry out the intents and purposes of this Agreement, including but not limited to vesting title in the Shares in the Purchaser free and clear of all Liens.
     1.5  Shareholders' Meeting.  Prior to the Closing Date, the
Company will call a special meeting of its shareholders and will send its shareholders a copy of the executed Agreement together with proxy materials.

2.   ADDITIONAL AGREEMENTS.
     2.1 Purchaser's Loans. Prior to the Closing, provided that the Company is not in default under this Agreement, the Purchaser agrees to advance the below-specified amounts to the Company as of the below-specified dates, which amounts shall be treated as loans from the Purchaser to the Company, bearing interest at the rate of ten percent (10%) per annum (the "Loans").  Upon Closing, the amounts owing under the Loans shall be credited against the Purchaser's $2,000,000 research and development expenditure obligation described in Section 1.2. If the Closing does not occur for any reason, the Purchaser shall have the option to either demand immediate payment in full of the Loans (which Loans the Company hereby agrees to pay) or convert the amount of the
Loans to common stock in the Company at seventy-five percent
(75%) of the average of the quoted market price of the stock at the close of the thirty (30) business days immediately preceding
the conversion demand date,   which demand may be made at anytime
up to one year after the Closing Date, (which stock the Company hereby agrees to issue to the Purchaser upon the Purchaser's election to convert). Within ten (10) days after the date of this Agreement, the Company agrees to prepare, issue, execute and deliver to the Purchaser promissory notes (which shall include stock conversion agreements) (the "Convertible Notes") to memorialize such Loans as were made on or prior to the date hereof, in form and content reasonably acceptable to the Purchaser's legal counsel; however, the failure of the Company to do so shall not invalidate or otherwise diminish the Purchaser's rights or the Company's obligation regarding repayment or conversion of such Loans. The Company's delivery to the Purchaser of appropriate Convertible Notes shall be a condition to the Purchaser's obligations to make any said Loans scheduled for delivery by the Purchaser after the date hereof.

Loan Amount                    Loan Date
-----------                    ---------

$50,000                        April 30, 2001 (hereby
                               acknowledged by Company as
                               received)

$25,000                        May 15, 2001 (hereby
                               acknowledged by Company as
                               received)

$25,000                        May 30, 2001 (hereby
                               acknowledged by the Company as
                               received)

$65,000                        June 29, 2001 (hereby
                               acknowledged by the Company as
                               received)

up to $35,000, based           After June 30, 2001, and before
on the Company's need          August 15, 2001, provided that
for operating capital          the Company has provided
prior to the Closing.          documentation satisfactory to
                               the Purchaser evidencing the
                               Company's operating capital
                               needs and further provided that
                               the Company is not in default
                               under this Agreement.

     2.2 Stock Warrants. To induce the Purchaser to enter into this Agreement and purchase the Shares as provided herein, and in partial consideration thereof, at the Closing, the Company agrees to issue, execute and deliver to the Purchaser a warrant,
pursuant to which the Purchaser is entitled to purchase the
Option Shares on or before August 15, 2002, at a purchase price equal to seventy-five percent (75%) of the average of the quoted market price of the stock at the close of the thirty (30)
business days immediately preceding the Warrant exercise date
(the "Warrant"). The Warrant shall be in a form and content reasonably acceptable to the Purchaser's legal counsel and shall be attached to this Agreement as an exhibit prior to Closing.
The Warrant shall provide that the Purchaser may pay the purchase price under the Warrant either in cash or, if allowed by applicable securities laws and subject to prior compliance with applicable securities laws, common stock of the Purchaser, at the Purchaser's election. The value of the Purchaser's common stock shall be as follows: a) if the stock is traded on a national exchange, then the value shall be the average of the quoted market price of the stock at the close of the five (5) business days immediately preceding the Warrant exercise date; or b) if the stock is not traded on a national exchange, then the value shall be the fair value as determined by the mutual agreement of the Company and the Purchaser.  If the parties are unable to agree upon the fair value within fifteen (15) days, then either party may give the other formal notice of its determination of the fair value.  Upon receipt of the notice, the other party shall within five (5) days respond with formal notice of its own determination of the fair value. The parties shall then proceed to select an appraiser, who shall determine the fair value of the Purchaser's common stock. If the parties are unable to agree upon an appraiser, the parties agree that the American
Arbitration Association shall be employed to choose an appraiser, and such person shall determine the fair value of the Purchaser's common stock for purposes of this section. Each party shall advance one-half (1/2) of any appraisal fees or American
Arbitration fees that are due in advance (which may be subject to reimbursement, as provided below). If the foregoing appraisal process is utilized, the party whose determination of fair value
(as set forth in the formal notice) less closely approximated the fair value determined pursuant to the appraisal process, measured by dollar amounts and not by percentages, shall pay (and
reimburse the other party for advances of) all reasonable costs of the appraisal process.
     2.3 Shareholders' Voting Agreement; Board Appointments. To induce the Purchaser to enter into this Agreement and purchase the Shares as provided herein, and in partial consideration
thereof, at the Closing, the Company agrees to cause the
shareholders of the Company named on Schedule 2.3 of the
Disclosure Memorandum to execute and deliver to the Purchaser a shareholders' voting agreement (the "Voting Agreement"), pursuant to which said shareholders shall agree to vote their common
shares in the Company in a manner that ensures that the Purchaser may nominate, elect and maintain a majority of the board of
directors of the Company.  The Voting Agreement shall be in a form and content reasonably acceptable to the Purchaser's legal counsel and shall be attached to this Agreement as an exhibit prior to Closing.  This Voting Agreement shall be cancelled and shall have no further effect if the provisions of Section 2.9 are implemented.
     2.4 Relocation of the Company's Office. To induce the Purchaser to enter into this Agreement and purchase the Shares as provided herein, and in partial consideration thereof, the Company agrees to relocate its principal place of business and head office to Sacramento, California upon thirty (30) days' written notice at any time following the Closing.
     2.5 Registration Rights Agreement. To induce the Purchaser to enter into this Agreement and purchase the Shares as provided herein, and in partial consideration thereof, prior to the
Closing, the Company agrees to execute and deliver to the
Purchaser a registration rights agreement ("Registration Rights Agreement"), providing for the registration of the Purchaser's common shares in the Company, in a form and content reasonably acceptable to the Purchaser's legal counsel. The agreed upon form of the Registration Rights Agreement shall be attached to this Agreement as an exhibit prior to Closing.
     2.6 Certain Securities Laws. Prior to and in anticipation of Closing, the Company shall investigate, determine the applicability of and if applicable shall comply with or make preparations for compliance with relevant securities laws including, but not limited to, those concerning change of control transactions, change of majority of directors and current reports (Form 8-K).
     2.7 Access. The Company shall provide the Purchaser and its authorized representatives full access during normal business hours from and after the date hereof until the Closing to all of the Company's assets, properties, contracts, commitments, books and records for the purpose of making such investigation as the Purchaser may desire, and shall furnish the Purchaser such information concerning the Company's affairs as the Purchaser may request. The Company shall cause the personnel of the Company to assist the Purchaser in making such investigation. No investigation made heretofore or hereafter by the Purchaser or its representatives shall limit or affect the representations or warranties of the Company hereunder, each of which shall survive any such investigation.
     2.8 Cooperation. The parties shall cooperate fully with each other and with their respective legal counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement, and both parties shall use their best efforts to consummate the transactions contemplated herein and to fulfill their obligations hereunder, including, without limitation, causing to be fulfilled at the earliest practical date the conditions precedent to the
obligations of the parties to consummate the transactions
contemplated hereby.  Without the prior written consent of the other party, neither party shall take any intentional action that would cause a condition precedent to the obligations of the parties not to be fulfilled.  The Company shall cause the
proposed form of each Related Agreement (defined below) to be delivered to Purchaser's legal counsel as soon as possible, but in any event, at least ten (10) business days before the Closing. However, the proposed form of Convertible Notes shall be delivered by the Company no later than ten (10) days after the date of this Agreement.
    2.9  Purchaser Announcement of No Further Interest in Company
Going Concern.   After Closing, if the Purchaser notifies the
Company that the Purchaser is not in favor of the Company continuing to develop or exploit the technology of the Company, then the Purchaser agrees to cause at least one of its designated board members to resign from the Company's board and thereafter the Purchaser agrees to vote for the director that the Company may nominate as the replacement director and any successor thereof.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
     To induce the Purchaser to enter into this Agreement and to purchase the Shares, the Company represents, warrants and
covenants to the Purchaser as follows:
     3.1 Disclosure Memorandum. Attached hereto as Exhibit A is a memorandum (the "Disclosure Memorandum") that the Company has delivered to the Purchaser containing certain information
regarding the Company and the Shares as indicated at various places in this Agreement.  All information set forth in the
Disclosure Memorandum is true, correct, complete and set forth in a manner that is not misleading as of the date of this Agreement.
All documents and other writings furnished to the Purchaser
pursuant to this Agreement, any Related Agreement or the
Disclosure Memorandum are true, correct and complete as of the date furnished and any and all modifications or amendments of the same have been delivered to the Purchaser.  At all times prior to and including the Closing Date, the Company shall promptly
provide the Purchaser with written notification of any event, occurrence or other information of any kind whatsoever that
affects, or may affect, the continued truth, correctness or
completeness of any representation, warranty or covenant made in this Agreement, any Related Agreement, the Disclosure Memorandum
or any other document or writing furnished to the Purchaser
pursuant to this Agreement. All such written notifications shall specifically identify any and all of the representations, warranties or covenants affected by the event, occurrence or information that necessitated the giving of such notice. No such notification or other disclosure shall be deemed to amend or supplement the Disclosure Memorandum, this Agreement or any
Related Agreement unless the Purchaser specifically agrees in writing.
     3.2 Organization; Good Standing; and Compliance. As of the date hereof, the Company is a corporation duly organized and validly existing under the laws of the State of Oklahoma and is in good
standing under such laws.   As of the Closing Date, the Company
shall be and is a corporation duly organized and validly existing under the laws of the State of Nevada and is in good standing under such laws. The Company's principal office and place of business is at the location specified in Schedule 3.2 of the Disclosure Memorandum. The Company has no interest, direct or indirect, and has no commitment to purchase or otherwise acquire any interest, direct or indirect, in any other corporation, partnership, joint venture or other business enterprise. The
Company has all requisite corporate power and authority and is entitled to own or lease its properties and to carry on its business as and in all places where such business is now conducted and such properties are owned or leased. The Company has complied with all federal, state and local laws, rules, regulations and ordinances with respect to its operations and the conduct of its business. The Company is duly licensed, qualified or domesticated as a foreign corporation in the jurisdictions listed in Schedule 3.2 of the Disclosure Memorandum, which are all jurisdictions where the character of the property owned by it or the nature of the business transacted by it makes such license, qualification or domestication necessary. Schedule 3.2 of the Disclosure Memorandum lists (a) all locations where the Company owns property, has an office or place of business or maintains or stores any equipment, (b) all names under which the Company has operated during the past five (5) years, if different from its present corporate name, and (c) all former subsidiaries, if any, of the Company existing within a five (5)-year period prior to the date hereof.
     3.3  Capitalization.
          (a) As of the date hereof, the Company has an authorized share capital of __________(___) shares of common stock, par value $ per share, of which _________(____) shares are issued and outstanding. As of the Closing Date, the Company shall have and has an authorized share capital of __________(___) shares of common stock, par value $__ per share, of which _________(____) shares are issued and outstanding. There are no other classes or series of capital stock of the Company of any kind outstanding or issuable. All such shares are duly and validly issued, fully paid and nonassessable and were authorized, offered, issued and sold in accordance with all applicable federal and state securities laws. None of the issued and outstanding shares were issued in violation of the preemptive rights of any past or present shareholders of the Company or any agreement to which the Company is a party or by which it is bound. Each shareholder of the Company who is an "affiliate" (as defined under United States securities laws) is listed in Schedule 3.3(a) of the Disclosure Memorandum along with the shareholder's respective shareholdings in the Company.
         (b) Except as disclosed on Schedule 3.3(b) of the Disclosure Memorandum, the Company has no outstanding securities convertible into capital stock nor any outstanding rights to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreements or arrangements providing for the issuance
(contingent or otherwise) of, or any calls, commitments or claims or any character relating to, its capital stock or securities convertible into its capital stock. There are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend, or enter into any such option, warrant, call, right, commitment or agreement. The
Company is not subject to any obligations (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock. The Company has no liability for dividends declared or accrued, but unpaid, with respect to any of its capital stock. All shares of the Company which have been purchased or redeemed by the Company have been repurchased or redeemed in accordance with all applicable federal, state and local laws, rules, regulations, and ordinances, including, without limitation, all federal and state securities laws. The repurchase or redemption by the Company of its shares or the Company's issuance of the Shares to the Purchaser has not and will not with the giving of notice or the lapse of time, or both, result in a default or acceleration of the maturity of, or otherwise modify, any agreement, note, mortgage, bond, security agreement, loan agreement or other contract or commitment of the Company.

           (c) The Company has all requisite power and authority to enter into this Agreement and all other agreements required by the terms hereof to be entered into by the Company (each a "Related
Agreement") and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each Related Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and its shareholders. This Agreement and each Related
Agreement have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Purchaser, constitute the valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to rules of law governing specific performance, injunctive relief or other equitable remedies.
     3.4 No Conflicts. The execution and delivery of this Agreement and each Related Agreement do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (a) any provisions of the articles of incorporation or bylaws of the Company, (b) any term or provision of any indenture, note, mortgage, bond, security agreement, loan agreement, guaranty, pledge, or other instrument, contract or agreement or commitment to which the Company is a party or by which it is bound, (c) any writ, order, judgment, decree, law, rule, regulation, or ordinance by which the Company is bound, (d) any ruling or order of any administrative or governmental body applicable to the Company, or
(e) any other commitment or restriction to which the Company is a party or by which it or any of its assets or properties is subject or bound; nor will such actions result in the creation of any claim, lien, charge or encumbrance on any of the Company's assets or properties. Except as disclosed on Schedule 3.4 of the Disclosure Memorandum, there are no "control shares" or "business combination" or similar laws or regulations applicable to the Company or its shareholders that would affect the Purchaser's ability to effectively vote the Shares after the Closing or enter into business combinations with the Company after the Closing.
     3.5  Corporate Records.  The Company has delivered to the
Purchaser a true and correct copy of the Company's articles of incorporation and bylaws, each as amended to date. A current list of the Company's officers and directors is set forth in
Schedule 3.5 to the Disclosure Memorandum. The minutes of the Company made available to the Purchaser are the only minutes of the Company and contain an accurate summary of all meetings of the Board of Directors (or committees thereof) of the Company and its shareholders or actions by written consent since the time of incorporation of the Company.
     3.6 Consents. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission or any third party, including a party to any agreement with the Company (other than the Purchaser), is required in connection with the execution and delivery of this Agreement or any Related Agreement or the consummation of the transactions contemplated hereby and thereby, except for approval of the Company's shareholders to the extent required by law.

     3.7  Company Financial Statements.  Attached hereto as Exhibit B-
1 are copies of the Company's Balance Sheet as of __________ ___, 2000, and ___________ ___, 1999, and Statements of Income,
Retained Earnings and Cash Flows for the fiscal years then ended, together with the report prepared by ______________, independent certified public accounts. All of such financial statements
(including any related notes and schedules thereto) (the "Audited Financial Statements") are true and correct and have been prepared in accordance with United States generally accepted accounting principles ("USGAAP") applied on a consistent basis with prior years and present fairly the financial condition of the Company as of the respective dates thereof and the results of its operations and its cash flows for the periods then ended.
Attached hereto as Exhibit B-2 are copies of the Company's unaudited Balance Sheet as of ___________ ___, 2001 (the
"Unaudited Balance Sheet"), and unaudited Statements of Income,
Retained Earnings and Cash Flows for the _____ month period then ended (such unaudited Statements of Income, Retained Earnings and
Cash flows, together with the Unaudited Balance Sheet, collectively the "Unaudited Financial Statements"). Except as disclosed in Schedule 3.7 of the Disclosure Memorandum, the Unaudited Financial Statements (including any related notes and schedules thereto) are true and correct, have been prepared from the books and records of the Company in accordance with USGAAP applied on a consistent basis with prior years, and present fairly the financial condition of the Company as of the date thereof and the results of its operations for the _____ month period then ended.
     3.8 No Undisclosed Liabilities. The Company has no liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or other (whether or not required to be reflected in the Company's financial statements in accordance with USGAAP), except (i) those reflected on the Balance Sheet as of _______ ____, 2000 referred to in Section 3.7 above (the
"Audited Balance Sheet"), (ii) liabilities incurred in the ordinary course of business since __________ ___, 2001, the date of the Unaudited Balance Sheet (the "Reference Date"), and (iii) as specifically disclosed in Schedule 3.8 of the Disclosure
Memorandum.
     3.9 Absence of Changes. Except as disclosed on Schedule 3.9 of the Disclosure Memorandum, since the Reference Date there has not been, occurred or arisen any:
          (a) change in the business, transactions, assets, liabilities, results of operations, financial condition or prospects of the Company or in its relationships with customers, employees, suppliers, licensees, lessors or others, other than changes in the ordinary course of business consistent with past practices, none of which have been or will be, individually or in the aggregate, adverse to the business or condition (financial or otherwise) of the Company;
          (b)  change in the Company's accounting methods or practices;
          (c) declaration, setting aside or payment of any dividend or other distribution on or in respect of the share capital of the Company, nor any direct or indirect redemption, purchase or other acquisition of any of the share capital or other securities of the Company;
          (d) change in the articles of incorporation or bylaws of the Company;
          (e) labor dispute, organizational effort by any union or unfair labor practice charge involving the Company;
          (f) issuance or sale by the Company of any of its authorized share capital, bonds, notes, debentures or other corporate securities, or any options, warrants or other rights with respect thereto, nor any modification or amendment of the rights of the holders of any outstanding share capital, bonds, notes, debentures or other corporate securities of, the Company, or any options, warrants or other rights with respect thereto;
         (g) Liens (other than liens for current taxes which are not yet due and payable) created on or in any asset of the Company or assumed by the Company with respect to any asset;
         (h) indebtedness or other liability or obligation (whether absolute, accrued, contingent or otherwise) incurred by the Company, except current liabilities incurred in connection with the purchase of goods or services in the ordinary course of business and consistent with its prior practice, none of which individually or in the aggregate adversely affects the business or condition (financial or otherwise) of the Company;
         (i) discharge or satisfaction of any indebtedness, liability or obligation (whether absolute, accrued, contingent or otherwise) of the Company, other than current liabilities reflected in the Unaudited Balance Sheet as of the Reference Date, and current liabilities incurred since the Reference Date in the ordinary course of business and consistent with its prior practice;
         (j) cancellation, compromise, waiver or release of any debt to, or claim or right of, the Company;
         (k) sale, transfer, lease or other disposition of any asset or assets of the Company, except sales of inventory in the ordinary course of business;
         (l) amendment, termination or waiver of, or any notice of any amendment, termination or waiver of, any material right of the Company under any contract, agreement, license or lease, or governmental license, permit or permission;
         (m) loans made to a Related Party or guaranteed for the benefit of any Related Party;
         (n) amendments or other corporate actions having the effect of an amendment increasing past or future contributions of any kind whatsoever to any Employee Benefit Plan of the Company;
         (o) acquisition by the Company of any capital shares or other securities of any corporation or any interest in any business enterprise,
         (p)  revaluation by the Company of  any of its assets;
         (q) increase in any salary or other compensation payable to salary or to become payable by the Company to any of its officers, directors, employees or advisors, or the declaration, payment or commitment or obligation of any kind for the payment, by the Company, of a bonus or other additional salary or compensation to any such person;
         (r) notice of any claim of ownership by a third party of any of the Company's Intellectual Property or notice of infringement by the Company of any third party's Intellectual Property;
         (s) selling or entering into any license agreement with respect to the Company's Intellectual Property or acquiring or entering into any license agreement with respect to a third party's
Intellectual Property;
         (t) change in the pricing or royalties set or charged by the Company or by any third party who has licensed Intellectual
Property to the Company;
         (u) commencement or notice or threat of commencement of any lawsuit or proceeding against, or investigation of, the Company or its affairs; and

         (v) negotiation or agreement by the Company or any officer or employee thereof to do or change any of the things described in the preceding clauses (a) through (u).
     3.10 Restrictions on Business Activities. There is no agreement (noncompete or otherwise), commitment, settlement, judgment, injunction, order or decree to which the Company is a party or otherwise binding upon the Company which has or may have the effect of prohibiting or impairing any business practice of the
Company, any acquisition of property (tangible or intangible) by the Company or the conduct of business by the Company.  The
Company has not entered into any agreement or settlement under which the Company is restricted from selling, licensing or
otherwise distributing any of its technology or products to or providing services to, customers or potential customers or any class of customers, in any geographic area, during any period of time or in any segment of the market.
     3.11 Title to Properties; Absence of Liens; Condition of
Equipment.
          (a) The Company does not own any real property, nor has it ever owned any real property. Schedule 3.11(a) of the Disclosure
Memorandum sets forth a list of all real property currently
leased by the Company, the name of the lessor, the date of the lease and each amendment thereto and the aggregate annual rental or other fees payable under each such lease.  All such leases are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a
default).
          (b) The Company has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any and all Liens, except for liens for current taxes not yet due and payable.
          (c) Schedule 3.11(c) of the Disclosure Memorandum lists all material items of equipment (the "Equipment") owned or leased by the Company and such Equipment is, taken as a whole, (i) adequate for the conduct of the business of the Company as currently
conducted and (ii) in good operating condition, regularly and properly maintained, normal wear and tear excepted.
     3.12 Intellectual Property.
          (a) Schedule 3.12(a) of the Disclosure Memorandum lists all Registered Intellectual Property (as defined below) owned by, filed in the name of, or applied for, by the Company (the
"Company Registered Intellectual Property"), and lists any
proceedings or actions before any court or tribunal (including the United States Patent and Trademark Office or equivalent
authority anywhere in the world) related to any Company
Registered Intellectual Property or Company Intellectual Property
(as defined below).
          (b)  Each item of Company Registered Intellectual Property is valid and subsisting, and all necessary registration, maintenance and renewal fees in connection therewith have been paid and all necessary documents and certificates in connection therewith have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such
Registered Intellectual Property.
          (c) In each case in which the Company has acquired Intellectual Property (as defined below) from a third party, the Company has obtained a valid and enforceable assignment sufficient to
transfer irrevocably to the Company all rights in and to such
Intellectual Property and the Company has duly recorded same with the appropriate governmental entities.
          (d)  The Company has no knowledge of any facts or circumstances that would render any Company Intellectual Property invalid or unenforceable.
          (e) The Company is the exclusive owner of, or has the exclusive rights to, all Company Intellectual Property, free and clear of any and all Liens.
          (f) The contracts, licenses and agreements listed in Schedule 3.12(f) of the Disclosure Memorandum constitute all of the contracts, licenses and agreements to which the Company is a party with respect to any Intellectual Property.
          (g)  The operation of the business of the Company as it currently is conducted does not infringe or misappropriate any Intellectual
Property of any third party, violate any right of any third
party, or constitute unfair competition or trade practices under the laws of any jurisdiction, and the Company has not received notice from any third party to such effect, and the Company does not have knowledge of any basis therefor.
          (h) To the Company's knowledge, no third party is infringing or misappropriating any Company Intellectual Property.
          (i)  For purposes of this Agreement:
                    (1) "Intellectual Property" shall mean any or all of the following and all rights in, to, arising out of, or associated therewith:  (a) all inventions, discoveries, improvements,
methods, designs, algorithms and processes and all United States and foreign patents and applications therefor and all reissues, divisions, re-examinations, renewals, extensions, provisionals, continuations and continuations-in-part of any such patents; (b)
all trade secrets, technology and other rights in know-how and confidential or proprietary information; (c) all works of
authorship, works made for hire, copyrights, copyright
registrations and applications therefor and all other rights corresponding thereto throughout the world; (d) all computer programs, executable code, source code, databases, data
compilations and technical data, (e) all industrial designs and any registrations and applications therefor throughout the world;
(f) all rights in World Wide Web addresses and domain names and applications and registrations therefor; (g) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor and all goodwill symbolized thereby throughout the world; and (h) any and all similar, corresponding or equivalent rights to any of the foregoing anywhere in the world.
                    (2) "Registered Intellectual Property" shall mean all United States, international and foreign: (a) patents, including applications therefor; (b) registered trademarks, service marks and applications therefor, including intent-to-use applications;
(c) copyright registrations and applications to register
copyrights; and (d) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any state, government or other public legal authority at any time.
                    (3)  "Company Intellectual Property" shall mean any
and all Intellectual Property including the Company Registered
Intellectual Property that is owned by the Company.
     3.13 Receivables.  All notes receivable and accounts receivable shown on the Audited Balance Sheet and all such receivables held by the Company on the date hereof were and are valid and
collectible obligations of the respective makers thereof, and were not and are not subject to any offset or counterclaim.
     3.14 Agreements, Contracts and Commitments.
          (a) Except as disclosed in Schedule 3.14(a) of the Disclosure Memorandum, the Company does not have, or is not bound by:
                (i) any agreements or arrangements that contain any severance pay or post-employment liabilities or obligations,
                (ii) any bonus, deferred compensation, pension, profit sharing or retirement plans, or any other employee benefit plans or arrangements,
                (iii) any employment agreement, independent contractor agreement or consulting agreement,
                (iv) any collective bargaining agreement,
                (v) any agreement or plan, including, without limitation, any stock option plan, stock appreciation rights plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this
Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement,
               (vi) any fidelity or surety bond or completion bond,
               (vii) any lease of personal property having a value individually in excess of $25,000,
               (viii) any agreement of indemnification or guaranty,
               (ix) any agreement, contract or commitment relating to capital expenditures and involving future payments in excess of $25,000,
               (x) any agreement, contract or commitment relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of the Company's business,
               (xi) any Liens, indentures, loans or credit agreements or other agreements or instruments relating to the borrowing of money or extension of credit,
               (xii) any purchase order or contract for the purchase of materials involving $25,000 or more,
               (xiii) any construction contract,
               (xiv) any distribution, joint marketing or development agreement, or
               (xv) any other agreement, contract or commitment that involves $25,000 or more or is not cancelable by the Company without penalty within thirty (30) days.
          (b)  The Company has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any agreement, contract, license or commitment to which it is a party, by which it
benefits or by which it is bound, nor is the Company aware of any event that would constitute such a breach, violation or default with the lapse of time, giving of notice or both.  Each such agreement, contract, license or commitment is in full force and effect and is not subject to any default thereunder by any party obligated to the Company pursuant thereto.
     3.15 Interested Party Transactions. Except as set forth in
Schedule 3.15 of the Disclosure Memorandum, the Company is not
directly or indirectly a party to any contract, agreement, or lease with, or any other commitment to a Related Party (as
defined below), and, without limiting the generality of the
foregoing, (A) no Related Party, directly or indirectly, owns or controls any assets or properties which are or have been used in the business or operations of the Company, and (B) no Related
Party, directly or indirectly, engages in or has any significant interest in or connection with any business (X) which is or
which, within the last three (3) years, has been a competitor, customer or supplier of the Company or has done business with the
Company, or (Y) which, as of the date hereof, researches,
develops, sells or distributes products or services similar or related to the Company's research, development, products or
services.  For purposes of this Agreement, "Related Party" shall mean any and all of the following:  (i) any person or entity owning, or formerly owning, beneficially or of record, directly or indirectly, any shares of the capital stock of the Company,
(ii) any person related by blood, adoption or marriage to any such person, (iii) any director or officer of the Company or any person related by blood, adoption or marriage to any such
director or officer, (iv) any corporation or other entity in which any of the foregoing persons or entities has, directly or indirectly, at least a five percent (5%) beneficial interest in the share capital or other type of equity interest in such
corporation, or (v) any partnership in which any such person or entity is a general partner.
     3.16 Governmental Authorization. Schedule 3.16 of the Disclosure Memorandum accurately lists each consent, license, permit, grant or other authorization issued to the Company by a governmental entity (i) pursuant to which the Company currently operates or holds any interest in any of its properties or (ii) which is required for the operation of its business or the holding of any such interest (collectively "Company Authorizations").  The
Company Authorizations are in full force and effect and
constitute all Company Authorizations required to permit the
Company to operate or conduct its business or hold any interest in its properties or assets.
     3.17 Litigation.  There is no action, suit or proceeding of any nature pending, or to the knowledge of the Company threatened, against the Company, its properties or any of its officers or directors, nor is there any reasonable basis therefor.  There is no investigation pending or, to the knowledge of the Company threatened, against the Company, its properties or any of its officers or directors (nor, to the knowledge of the Company is there any reasonable basis therefor) by or before any
governmental entity.  No governmental entity has at any time challenged or questioned the legal right of the Company to
conduct research, develop, manufacture, offer or sell any of its products or services in the present manner or style thereof.
There are no unsatisfied judgments against the Company or any consent decrees writs, restraining orders, or preliminary or permanent injunctions to which the Company is subject.
     3.18 Taxes.  Except as disclosed in Schedule 3.18 of the
Disclosure Memorandum, all taxes (including, without limitation, all income, property, sales, use, customs, franchise, value
added, ad valorem, withholding, employees' income withholding, and social security taxes, and all other taxes imposed on the
Company or its income, properties, sales, franchises, operations or Employee Benefit Plans or trusts), and all deposits in
connection therewith required by applicable law, imposed by any federal, state, local or foreign jurisdiction, or by any other governmental unit or taxing authority, and all interest and
penalties thereon (all of the foregoing hereafter collectively referred to as "Taxes"), which are due and payable by the Company for all periods through the date hereof have been paid in full, and adequate reserves for all other Taxes, whether or not due and payable, and whether or not disputed, have been set up on the books of the Company.  From the date of this Agreement until the
Closing Date, the Company shall pay all Taxes as and when the same become due and payable, and shall set up reserves on its books amounts adequate to cover all liabilities for Taxes arising out of the operation of the Company prior to the Closing Date.
There is not now any proposed assessment against the Company of additional Taxes of any kind.  The Company has timely filed all federal, state, local and foreign tax returns and reports
(including, without limitation, returns for estimated tax), and all returns and reports of all other governmental units or taxing authorities having jurisdiction, with respect to all Taxes, all such returns and reports show the correct and proper amount due, and all Taxes shown on such returns or reports and all
assessments received by the Company have been paid to the extent that such Taxes, or any estimates thereon, have become due.  To the Company's knowledge, there is no examination, audit,
investigation, litigation or administrative proceeding pending, threatened or anticipated involving the Company's Taxes.  There are no waivers or agreements by the Company for the extension of time for the assessment of any Taxes.
     3.19 Employment and Labor Matters.
          (a) Schedule 3.19(a) of the Disclosure Memorandum lists all executive employees who on the date hereof perform services on a regular basis in the business operations of or for the Company and whose annualized rate of compensation exceeds [$25,000] per year, including bonuses.  No such executive employee has
terminated employment, nor, to the knowledge of the Company, plans not to continue employment with the Company after the date hereof or after the Closing Date.  To the Company's knowledge, no executive employee shown on such list has suffered any major illness or hospitalization within the past three (3) years.
          (b) Except as set forth in Schedule 3.19(b) of the Disclosure Memorandum, (1) the Company is not a party to any collective bargaining agreement or agreement of any kind with any union or labor organization, (2) no union or other collective bargaining unit has been certified or recognized by the Company as
representing any employee nor, to the knowledge of the Company is a union or other collective bargaining unit seeking recognition for such purpose, (3) there are no controversies pending, or to the knowledge of the Company threatened, between the Company and any labor union or collective bargaining unit representing, or seeking to represent, any of its employees, and (4) there has been no attempt by any union or other labor organization to
organize any of the Company's employees at any time in the past five (5) years.  The Company has complied with all obligations under the National Labor Relations Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, as amended, and all other federal, state and local labor or labor related laws applicable to persons employed in connection with the Company's business, including, without limitation, those laws, rules and regulations relating to wages, hours, health and safety, payment of social security withholding and other taxes, maintenance of workers' compensation insurance, labor and employment relations and employment discrimination.
          (c) Except as set forth in Schedule 3.19(c) of the Disclosure Memorandum, the Company has complied with all federal, state and local laws, rules, regulations and ordinances respecting health, safety and working conditions of its employees, including,
without limitation, the Occupational Safety and Health Act, as amended, and all similar federal, state and local laws, rules, regulations and ordinances, and has provided the Purchaser with copies of all reports filed and notices provided under any such laws, rules, regulations and ordinances during the last five (5)
years.  The Company's operations do not involve any unusual risk to the health or safety of its employees (including, without limitation, any risk associated with hazardous airborne
contaminants or hazardous chemicals or waste materials) and, except as disclosed in Schedule 3.19(c) of the Disclosure
Memorandum, no employee of the Company has suffered any adverse health consequence or personal injury as a result of his or her working conditions or employment by the Company within the past five (5) years.
     3.20 Employee Benefit Matters.
          (a) Except as set forth in Schedule 3.20(a) of the Disclosure Memorandum, the Company does not provide, nor is it obligated to provide, directly or indirectly, any benefits for employees, including, but not by way of limitation, any pension, profit sharing, deferred compensation, stock option, retirement, bonus, hospitalization, insurance, vacation or other employee benefits under any practice, agreement or understanding.
          (b)  Each employee benefit plan (as that term is defined in
Section 3(3) of the Employment Retirement Income Security Act of
1974 as amended ("ERISA") maintained by or on behalf of the
Company or any other party (including any terminated pension plans) which covers or covered any employees or former employees of the Company ("Employee Benefit Plans") is listed in Schedule
3.20(b) the Disclosure Memorandum.  The Company has delivered to the Purchaser true and correct copies of all such plans and any related documents.  With respect to each Employee Benefit Plan, except as expressly referred to in Schedule 3.20(b) of the
Disclosure Memorandum:  (1) no litigation, administrative or other proceeding or claim is pending, threatened, or anticipated involving such plan; (2) there are no outstanding requests for information by participants or beneficiaries of such plan; (3)
such plan has been administered in compliance with, and has been restated or amended so as to comply fully with, all applicable requirements of ERISA and the Code and the final regulations promulgated thereunder by the Department of Labor and the
Secretary of the Treasury, and all required filings have been made and notices have been given; (4) no such plan, or any
trustee, administrator or fiduciary thereof, has at any time been involved in any transaction with constitutes a "prohibited
transaction" within the meaning of Section 406 of ERISA or
Section 4975 of the Code; (5) no "reportable event" within the meaning of Section 4043(b) of Title IV of ERISA has occurred with respect to such plan; and (6) to the Company's knowledge no
breach of fiduciary duty has occurred with respect to any such plan.
          (c) The Company has timely made payment in full of all contributions to all of its Employee Benefit Plans which the
Company was obligated to make prior to the date hereof; and there are no contributions declared or payable by the Company to any
Employee Benefit Plan which, as of the date hereof, have not been paid in full.  Except as set forth in Schedule 3.20(c) the
Disclosure Memorandum, none of the Employee Benefit Plans which constitute "employee welfare benefit plans" within the meaning of
Section 3(1) of ERISA provide benefits to employees who have retired or otherwise terminated their employment with the
Company.
          (d) The Company is not a party to or obligated in any way to contribute to or otherwise participate in, any "multi-employer plan" within the meaning of Section 3(37) of ERISA.
     3.21 Hazardous Materials.  Except as set forth on Schedule 3.21 of the Disclosure Memorandum:
          (a) Any real property or personal property, plant, building, facility, structure, underground storage tank or unit, equipment, inventory or other asset, owned, leased or operated by the

Company (including, without limitation, any surface water thereon and soil and groundwater thereunder) (the "Properties") does not contain, in, on or under, including, without limitation, the soil and groundwater thereunder, any Hazardous Materials (as defined below) in violation of applicable Environmental Laws, as defined below.
          (b) The Company is in compliance with all applicable Environmental Laws, and there is no known condition which could substantially interfere with the continued operation of any of the Properties by the Company in substantial compliance with applicable Environmental Laws.
          (c) Hazardous Materials have not been generated, treated, stored, disposed of, at, on or under any of the Property, except in compliance with all applicable Environmental Laws, or in a manner that could give rise to liability under applicable
Environmental Laws nor have any Hazardous Materials been transported or disposed of from any of the Properties by the Company to any other location, except in compliance with applicable Environmental Laws. There has been no release or threat of release of Hazardous Materials into the environment at or from any of the Properties, or arising from or relating to the operations of the Company, in violation of applicable
Environmental Laws.
          (d) The Company has not received from any governmental authority or any other person any complaint, notice of violation, alleged violation, investigation or advisory action or notice of potential liability regarding matters of environmental protection or permit compliance under applicable Environmental Laws with regard to the Properties, nor does the Company have any knowledge that any governmental authority is contemplating delivering to the Company any such notice. There has been no pending or, to the Company's knowledge, threatened complaint, notice of violation, alleged violation, investigation or notice of potential liability under Environmental Laws with regard to any of the Properties.
          (e) The Company is not a party to any governmental, administrative actions or judicial proceedings pending under any Environmental Law with respect to any of the Properties nor, to the Company's knowledge, are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any of the Properties.
          (f) For purposes of this Section 3.21, "Environmental Laws" shall mean any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, permit conditions, decrees or requirements of any governmental authority regulating, relating to or imposing liability or standards of conduct concerning environmental protection matters in force and effect as of the date of this Agreement, including, without limitation, those relating to releases, discharges, emissions or disposals to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyals, asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited or regulated substances, including, without limitation, any provisions under the Comprehensive
Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. 9601 et seq.) or the Resource
Conservation and Recovery Act of 1976, as amended (42 U.S.C.
6901, et seq.); and "Hazardous Materials" shall mean any substance that is (i) designated, defined, classified or regulated as a hazardous substance, hazardous material, hazardous waste, pollutant or contaminant under any Environmental Law, as currently in effect or as hereafter amended or enacted, (ii) a petroleum hydrocarbon, including crude oil or any fraction thereof and all petroleum products, (iii) PCBs, (iv) lead, (v) asbestos, (vi) flammable explosives, (vii) infectious materials or (viii) radioactive materials.
     3.22 Brokers' and Finders' Fees; Third Party Expenses.  The
Company has not incurred, nor will it incur, directly or indirectly, any liability for brokers' or finders' fees or agents' commissions or any similar charges in connection with the Agreement or any transaction contemplated hereby. Schedule 3.22 of the Disclosure Memorandum sets forth the Company's current reasonable estimate of all third party expenses expected to be incurred by the Company in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby.
     3.23 Insurance. Schedule 3.23 of the Disclosure Memorandum lists all insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company. There is no claim by the Company pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and the Company is otherwise in compliance with the terms of such policies and bonds
(or other policies and bonds providing substantially similar insurance coverage). The Company has no knowledge of any threatened termination of, or premium increase with respect to, any of such policies.
     3.24 Compliance with Laws. The Company has complied with, is not in violation of, and has not received any notices of violation with respect to, any foreign, federal, state or local statute, law or regulation.
     3.25 Warranties; Indemnities.  Except as set forth in Schedule
3.25 of the Disclosure Memorandum the Company has not provided any warranties or indemnities relating to products or technology sold or licensed or services rendered by the Company.
     3.26 Filings with the SEC. The Company has made all filings with the United States Securities Exchange Commission that it has been required to make under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively the "Public Reports"). Each of the Public Reports has complied with said Securities Act and the Securities Exchange Act in all material respects. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
     3.27 Full Disclosure. No representation, warranty or covenant of the Company contained in this Agreement, any Related Agreement or the Disclosure Memorandum or in any other written statement or certificate delivered by the Company pursuant to this Agreement or in connection with the transactions contemplated herein contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to the Company which adversely affects, or in the future may adversely affect, the business, operations, cash flows, affairs, prospects, properties or assets or the condition, financial or otherwise, of the Company which has not been disclosed in this Agreement, the Disclosure Memorandum or in the documents, certificates and written statements furnished to the Purchaser for use in connection with the transactions contemplated hereby.

4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.
     As an inducement to the Company to enter into this Agreement and to sell the Shares to the Purchaser, the Purchaser represents, warrants and covenants as follows:
     4.1  Organization.  The Purchaser is a Swiss holding company.
     4.2 Authorization; No Inconsistent Agreements. The Purchaser has requisite corporate power and authority to make, execute and perform this Agreement, and the transactions contemplated hereby. This Agreement and all transactions required hereunder to be performed by the Purchaser have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been duly executed and delivered on behalf of the Purchaser by its duly authorized officers and, assuming the due authorization, execution and delivery by the Company, constitute the valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to rules of law governing specific performance, injunctive relief or other equitable remedies.
     4.3 No Conflicts. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (a) any provisions of the Purchaser's charter documents, (b) any term or provision of any indenture, note, mortgage, bond, security agreement, loan agreement, guaranty, pledge, or other instrument, contract or agreement or commitment to which the Purchaser is a party or by which the Purchaser is bound, (c) any writ, order, judgment, decree, law, rule, regulation, or ordinance by which the Purchaser is bound, (d) any ruling or order of any administrative or governmental body applicable to the Purchaser, or (e) any other commitment or restriction to which the Purchaser is a party or by which it is bound.
     4.4 Full Disclosure. No representation, warranty or covenant of the Purchaser contained in this Agreement, or in any other written statement or certificate delivered by the Purchaser pursuant to this Agreement or in connection with the transactions contemplated herein, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

5.   CONDUCT PENDING CLOSING.
     5.1 Conduct of the Business of the Company. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing, the Company agrees (except to the extent that the Purchaser shall otherwise consent in writing), to carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay debts and Taxes when due, to pay or perform other obligations when due, and, to the extent consistent with such business, use all reasonable efforts consistent with past practice and policies to preserve intact the Company's present business organization, keep available the services of present officers and key employees and preserve relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it, all with the goal of preserving unimpaired the Company's goodwill and ongoing businesses. The Company shall promptly notify the Purchaser of any event or occurrence or emergency not in the ordinary course of business of the Company and any material event involving the Company. Notwithstanding the foregoing, the Company shall not, without the prior written consent of the Purchaser:
          (a)  Commence any litigation;
          (b) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of the Company, or repurchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock (or options, warrants or other rights exercisable therefor);
          (c) Enter into any commitment or transaction not in the ordinary course of business or any commitment or transaction of the type described in Section 3.9 above;
          (d)  Enter into any commitment or transaction with any Related
Party;
          (e) Transfer to any person or entity any rights to Company Intellectual Property;
          (f) Enter into or amend any agreements pursuant to which any third party is granted development, research, marketing, distribution or similar rights of any type or scope with respect to any products of the Company or Company Intellectual Property;
          (g) Amend or otherwise modify (or agree to do so), except in the ordinary course of business, or violate the terms of, any of the agreements set forth, listed or described in the Disclosure
Memorandum;
          (h) Issue, grant, deliver or sell or authorize or propose the issuance, grant, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities;
          (i) Cause or permit any amendments to its articles of incorporation or bylaws;
          (j) Acquire or agree to acquire by merging or consolidating with, or by purchasing any assets or equity securities of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to its business;
          (k) Sell, lease, license or otherwise dispose of any of its properties or assets, except in the ordinary course of business and consistent with past practices;
          (l) Incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of others;
          (m) Grant any loans to others or purchase debt securities of others or amend the terms of any outstanding loan agreement, except in the ordinary course of business and consistent with past practices;
          (n) Grant any severance or termination pay (i) to any director or officer or (ii) to any other employee except payments made pursuant to standard written agreements outstanding on the date hereof;
          (o) Adopt or amend any employee benefit plan, or enter into any employment contract, pay or agree to pay any special bonus or special remuneration to any director or employee, or increase the salaries, bonuses or wage rates of its employees;

          (p)  Revalue any of its assets;
          (q) Pay, discharge or satisfy, in an amount in excess of $10,000 (in any one case) or $25,000 (in the aggregate), any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against in the Audited
Financial Statements (or the notes thereto);
          (r) Make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;
          (s) Enter into any strategic alliance, joint research, development or distribution arrangement or agreement;
          (t) Hire any new employee, terminate the employment of any existing employee, add any new consultant or contractor (or group of such consultants or contractors) with annual compensation in excess of $10,000, terminate the relationship with any existing consultant or contractor, or fail to take any of the aforementioned actions if requested by the Purchaser;
          (u) Liquidate or voluntarily declare bankruptcy or seek the appointment of a receiver, trustee or custodian; or
          (v) Take, or agree in writing or otherwise to take, any of the actions described in the preceding clauses (a) through (u) or any action that would prevent or frustrate the Company's performance of the Company's covenants under this Agreement.
     5.2 No Solicitation. The Company shall not, and the Company shall use its best efforts to cause its officers, directors, agents, representatives or affiliates to not, directly or indirectly, take any of the following actions with any party other than the Purchaser and its designees: (a) solicit, encourage, initiate, conduct discussions with or engage in negotiations with any person or entity, relating to the possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any material portion of its or their capital stock or assets, (b) provide information with respect to it to any person or entity, other than the Purchaser, relating to the possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any material portion of its or their capital stock or assets, (c) enter into an agreement with any person or entity, other than the Purchaser, providing for the acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any material portion of its or their capital stock or assets or
(d) make or authorize any statement, recommendation or solicitation in support of any possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any material portion of its or their capital stock or assets by any person or entity, other than by the Purchaser. In addition to the foregoing, if the Company receives any offer or proposal relating to any of the above, the Company shall immediately notify the Purchaser thereof, including information as to the identity of the offeror or the party making any such offer or proposal and the specific terms of such offer or proposal, as the case may be, and such other information related thereto as the Purchaser may reasonably request.
     5.3 SEC and Shareholder Documents. The Company agrees to provide the Purchaser with an advance copy of any document to be submitted by the Company to the U. S. Securities Exchange

                               E-22

Commission ("SEC") or the shareholders of the Company.  The
Company shall provide the Purchaser each copy at least ten (10) business days before the day the Company submits the document to the SEC or the shareholders, as the case may be.

6.   CONDITIONS TO OBLIGATIONS OF PURCHASER.
     All obligations of the Purchaser under this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by the Purchaser:
     6.1 Proceedings and Documents Satisfactory. All proceedings taken in connection with the consummation of the transactions contemplated herein and all documents and papers relating thereto shall be reasonably satisfactory to the Purchaser and its legal counsel, and the Purchaser and its counsel shall have timely received copies of such documents and papers, all in form and substance satisfactory to the Purchaser and its legal counsel, as reasonably requested by the Purchaser or its legal counsel in connection therewith.
     6.2 Representations and Warranties. The representations and warranties contained in Section 3 of this Agreement, any Related Agreement, the Disclosure Memorandum and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of the Company in connection with the transactions contemplated by this Agreement shall be true and correct as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall be true at and as of such time.
     6.3 Compliance with Agreements and Conditions. The Company shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by the Company prior to or on the Closing Date.
     6.4 Certain Agreements. The Purchaser's legal counsel shall have accepted the form and content of the various agreements and documents referenced elsewhere in this Agreement as being subject to form and content reasonably acceptable to the Purchaser's legal counsel (namely the Convertible Notes, Warrant, Voting Agreement, and Registration Rights Agreement).
     6.5 Certificate of the Company. The Company shall have delivered to the Purchaser a certificate executed by the Company dated the Closing Date, certifying in such detail as the Purchaser may reasonably request as to the fulfillment and satisfaction of the conditions specified in Sections 6.2 and 6.3 above.
     6.6 Articles of Incorporation and Bylaws. The Company shall have delivered to the Purchaser a copy of the Company's articles of incorporation certified by the Secretary of State of the Company's state of incorporation not more than five (5) days prior to the Closing Date, and a copy of the Company's bylaws certified by the Secretary of the Company on the Closing Date.
The articles of incorporation and bylaws shall be in the same form previously provided by the Company to the Purchaser. The
Company shall have delivered to the Purchaser a certificate, dated not more than five (5) days prior to the Closing Date, from the Secretary of State of the state of the Company's incorporation as to the good standing of the Company under the laws of such state.
     6.7 Redomicile of the Company. The Company shall have completed a valid, duly approved redomicile from the State of Oklahoma to the State of Nevada by way of corporate merger requiring a one
(1) for five (5) exchange of the shares of the Company's capital

                               E-22

stock outstanding immediately prior to the merger, and all
shareholder appraisal or dissenter's rights with respect thereto have either been withdrawn or expired without any exercise or notice of exercise thereof.
     6.8 Opinion of Counsel. The Purchaser shall have received from legal counsel for the Company, an opinion, dated as of the
Closing Date, substantially as to the matters set forth in
Exhibit C attached hereto. The Company shall cause the proposed form of opinion to be delivered to Purchaser's legal counsel as soon as possible, but in any event, at least ten (10) business days before the Closing.
     6.9 Government Consents. The Purchaser shall have received from any and all persons, firms and other legal entities, or any public or governmental authorities, bodies or agencies or
judicial authority having jurisdiction over the Purchaser or the transactions contemplated by this Agreement, or any part hereof, such consents, authorizations and approvals as are necessary for the consummation thereof, and all notices or filings required to be given to or made with government authorities shall have been given or made and all applicable waiting periods shall have
expired.
     6.10 Other Consents. The Company shall have delivered to the Purchaser such other consents and approvals from the Company's lessors, lenders and other persons, firms and other entities having business relations with the Company as are necessary, in the Purchaser's reasonable opinion, for the continuation in full force and effect after the Closing (a) of the Company's leases, loan arrangements, and other contracts and agreements and (b) of the Company's business in the same manner as conducted prior to the Closing.
     6.11 Resolutions. The Company shall have delivered to the Purchaser duly adopted resolutions of the board of directors of the Company, certified by the Secretary of the Company, dated the Closing Date, authorizing and approving the provisions of this Agreement and each Related Agreement by the Company and all other actions necessary to enable the Company to comply with the terms thereof.
     6.12 Director Resignations and Appointments. The three (3) directors of the Company specified in Schedule 6.12 of the
Disclosure Memorandum shall have formally resigned, effective upon Closing, and the Purchaser's nominees shall have been duly elected (and approved by the shareholders of the Company at the special meeting), effective as of the Closing, as directors of the Company to fill the vacancies created by such resignations.
     6.13 Shareholder Approval. The provisions of this Agreement and each Related Agreement and the transactions contemplated hereby and thereby shall have been duly approved by the shareholders of the Company, as evidenced by certified minutes of a duly held meeting of the shareholders at which a quorum was present.
     6.14 SEC and Shareholder Documents. The Company shall have addressed, to the Purchaser's reasonable satisfaction, any objection that the Purchaser has expressed with respect to the form or content of any documents provided by the Company in
accordance with the provisions of Section 5.3.
     6.15 No Litigation.   No action, suit, or proceeding shall be
pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (a) prevent consummation of any of the transactions contemplated by this Agreement or any Related Agreement, (b) cause any of the transactions contemplated by this Agreement or any Related
Agreement to be rescinded following consummation, (c) affect adversely the right of the Purchaser to own the Shares and to

                                E-23

control the Company and its board of directors, or (d) affect adversely the right of the Company to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect).
6.16 Satisfaction with Due Diligence. The Purchaser shall be satisfied with the results of its due diligence review conducted in connection with this Agreement.

7.   CONDITIONS TO OBLIGATIONS OF THE COMPANY.
     All obligations of the Company under this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing Date, any or all of which may be waived in whole or in part by the Company:
     7.1 Representations and Warranties. The representations and warranties contained in Section 4 of this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by the Purchaser in connection with the transactions contemplated by this Agreement shall be true and correct as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall be true at and as of such time.
     7.2 Compliance with Agreements and Conditions. The Purchaser shall have performed and complied with all agreements, and conditions required by this Agreement to be performed or complied with by the Purchaser prior to or on the Closing Date.
     7.3 Certificate of the Purchaser. The Purchaser shall have delivered to the Company a certificate, dated the Closing Date, certifying in such detail as the Company may reasonably request to the fulfillment and satisfaction of the conditions specified in Sections 7.1 and 7.2 above.
     7.4 Resolutions. The Purchaser shall have delivered to the Company duly adopted resolutions of the board of directors of the Purchaser, certified by the Secretary of the Purchaser (or Swiss holding company equivalent, if any), dated the Closing Date, authorizing and approving the execution of this Agreement by the Purchaser and all other actions necessary to enable the Purchaser to comply with the terms of this Agreement.

8.   INDEMNIFICATION.
     8.1 Indemnification of the Purchaser. The Company shall indemnify, defend and hold harmless the Purchaser, the Purchaser's direct and indirect parent corporations and affiliates and their respective officers and directors (each an "Indemnitee"), from and against and in respect of any and all loss, damage, claim, suit, charges, penalty, interest, fine, liability, reduction or diminution in value, cost and expense, including reasonable attorneys' fees and amounts paid in settlement pursuant to Section 8.3(b) below (any and all of the foregoing being hereinafter called "Indemnified Losses"), suffered or incurred by any Indemnitee by reason of, or arising out of:
          (a) any misrepresentation, breach of warranty or breach or nonfulfillment of any agreement of the Company contained in this Agreement, any Related Agreement, or in any certificate, schedule, instrument or document delivered to the Purchaser by or on behalf of the Company pursuant to the provisions of this Agreement, including, without limitation, the Disclosure
Memorandum;
          (b) any and all liabilities and obligations of, or claims, demands or actions against, the Company of any nature whatsoever, whether known or unknown, accrued, absolute, contingent or otherwise, to the extent not reflected or reserved against in

                                E-24

full in either the Audited Balance Sheet or the Unaudited Balance
Sheet, which are not disclosed in Schedule 3.8 of the Disclosure
Memorandum; and
          (c) any and all liabilities and obligations of, or claims, demands or actions against, the Company of any nature whatsoever, whether known or unknown, accrued, absolute, contingent or otherwise, arising out of the conduct of its business between the Reference Date and the Closing Date other than in the ordinary course of the Company's business, consistent with past practices, which are not disclosed in Schedule 3.8 of the Disclosure
Memorandum.
     8.2  Payment.  The Company shall, subject to the provisions of
Section 8.3 below, reimburse the Indemnitee, by payment in cash, within ten (10) days after written demand on the Company, for any Indemnified Loss.
8.3  Defense of Claims.
          (a) If any claim or action by a third party arises for which the Company is obligated to indemnify an Indemnitee under the terms of Section 8.1, then, if the Indemnitee desires indemnification from the Company, the Indemnitee shall notify the Company within a reasonable time after such claim or action arises and is known to the Indemnitee, and shall, subject to the other provisions of this Section 8.3, give the Company a reasonable opportunity:
                (i) to conduct any proceedings or negotiations in connection therewith as may be necessary or appropriate to defend the Indemnitee;
                (ii) to take all other required steps or proceedings to settle or defend any such claim or action; and
                (iii) to employ counsel to contest any such claim or action in the name of the Indemnitee or otherwise.
          (b) Any failure by the Indemnitee to so notify the Company shall not relieve the Company from any liability that it may have to the Indemnitee hereunder unless the failure to give such notice materially and adversely prejudices the Company.
          (c) The Company shall obtain the prior written approval of the Indemnitee, which approval shall not be unreasonably withheld or delayed, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third party claim or action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Indemnitee or if, in the reasonable opinion of the Indemnitee, such settlement, compromise, admission, or acknowledgment would have a material adverse effect on the Indemnitee's business or reputation. The
Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to the Indemnitee a release from all liability in respect of such claim or action.
          (d) The expenses of all proceedings, contests or lawsuits with respect to such claims or actions shall be borne by the Company.
The Company shall assume the defense of such claim or action through counsel reasonably satisfactory to the Indemnitee, provided that the Indemnitee may participate in such defense at its own expense.
          (e) If the Company fails to assume the defense of, or if after so assuming it shall fail to defend, any such claim or action, then the Indemnitee may defend against any such claim or action in such manner as the Indemnitee may deem appropriate (provided that the Company may participate in such defense at its own expense) and the Indemnitee may settle such claim or litigation

                               E-25

on such terms as the Indemnitee may deem appropriate, and the Company shall promptly reimburse the Indemnitee for any settlement amount and the amount of all expenses, legal and otherwise, reasonably and necessarily incurred by the Indemnitee in connection with the defense against and settlement of such claim or action. If no settlement of such claim or litigation is made, the Company shall satisfy any judgment rendered with respect to such claim or in such action, before the Indemnitee is required to do so, and pay all expenses, legal or otherwise, reasonably and necessarily incurred by the Indemnitee in the defense of such claim or litigation.
          (f) If a judgment is rendered against an Indemnitee in any action covered by the indemnification hereunder, or any lien in respect of such judgment attaches to any of the assets of an Indemnitee, the Company shall immediately upon such entry or attachment pay such judgment in full or discharge such lien unless, at the Indemnitee's expense and direction, an appeal is taken under which the execution of the judgment or satisfaction of the lien is stayed. If and when a final judgment is rendered in any such action, the Company shall forthwith pay such judgment or discharge such lien before the Indemnitee is compelled to do so.
     8.4 No Liability or Contribution by the Company. To the full extent allowed by law, the Company shall have no liability (indemnification or otherwise) to any officer or director of the Company as a result of or in connection with any breach of warranty, misrepresentation or nonfulfillment or breach of any agreement of the Company in this Agreement, any Related Agreement or in any certificate, schedule, instrument or document delivered to the Purchaser pursuant to the provisions of this Agreement, including, without limitation, the Disclosure Memorandum, and no officer or director of the Company shall have any right of contribution against the Company on account of any event arising prior to or as of the Closing Date. The Company shall take all steps necessary or appropriate to effectuate the provisions of this Section 8.4, including but not limited to procuring valid waivers of such rights, including indemnification rights, from said officers and directors prior to Closing.

9.   SURVIVAL.
     The representations, warranties, covenants, agreements of the parties and the indemnification of each Indemnitee contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive: (a) the Closing; (b) any investigation heretofore or hereafter made by the Purchaser or its representatives; and (c) the consummation of the transactions contemplated by this Agreement or any Related Agreement.

10.  TERMINATION.
     10.1 Termination. This Agreement may be terminated at any time prior to or on the Closing Date by the Company or the Purchaser upon written notice to the other party as follows, and, upon such termination of this Agreement, no party hereto shall have any liability to the other, except for the Company's obligations under Sections 2.1 and 10.2:
          (a) By the Purchaser, if a material adverse change in the financial condition or business of the Company shall have occurred, or any substantial part of the assets of the Company are destroyed due to fire or other casualty.
          (b) By the Purchaser, if the terms, covenants or conditions of this Agreement to be complied with or performed by the Company at or before the Closing shall not have been complied with or

                               E-26

performed and such noncompliance or nonperformance shall not have been waived by the Purchaser.
          (c) By the Purchaser, if there is any fact or condition with respect to the business of the Company, the Company's assets or contracts, or any obligation of the Company which materially and adversely affects such business, assets, contracts or obligations or the value or continuance of such business.
          (d) By the Company, if the terms, covenants or conditions of this Agreement to be complied with or performed by the Purchaser at or, before the Closing Date shall not have been complied with or performed and such noncompliance or nonperformance shall not have been waived by the Company.
          (e) By the Purchaser, if the consummation of the transactions contemplated by this Agreement in accordance with the terms of this Agreement would for any reason violate or not comply with any applicable laws, ordinances, regulations or rules.
     10.2 Option. The Company hereby grants to the Purchaser the right, upon twenty-four (24) hours' written notice delivered to the Company at any time until seventy-two (72) hours after termination of this Agreement prior to the Closing having occurred, to purchase and acquire from the Company up to the number of shares of the Company's outstanding common stock such that after and through the Purchaser's full exercise of said option, the Purchaser shall have acquired nineteen and nine-tenths percent (19.9%) of the outstanding common stock of the Company, on a fully diluted basis, against delivery to the Company of an amount equal to seventy-five percent (75%) of the average of the quoted market price of the stock at the close of the thirty (30) business days immediately preceding the exercise date, times the number of such shares of stock with respect to which such option is being exercised.

11.  MISCELLANEOUS.
     11.1 Notices.
          (a) All notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by pre-paid, first class, certified or registered air mail, return receipt requested, or by facsimile transmission to the intended recipient thereof at its address or facsimile number specified below. Any such notice, demand or communication shall be deemed to have been duly given immediately
(if given or made personally or by confirmed facsimile) or three
(3) days after mailing (if given or made by properly addressed and dispatched letter), and in proving same it shall be sufficient to show that the envelope containing the same was duly addressed, stamped and posted, or that receipt of a facsimile was confirmed by the recipient. The addresses and facsimile numbers of the parties for purposes of this Agreement are:

If to the Company:  Hydro Environmental Resources, Inc.

                                   -----------------------------

                                   -----------------------------

                                   -----------------------------
                                   Facsimile No.
                                                ----------------


                               E-27


          With a copy to:          Daniel G. Chapman
                                   Chapman & Flanagan, Ltd.
                                   777 N. Rainbow Blvd., Suite 390
                                   Las Vegas, Nevada 89107
                                   Facsimile No: (702) 650-5667


If to the Purchaser:
                    -------------------------------


                                   ----------------------------------

                                   ----------------------------------

                                   ----------------------------------

                                   Facsimile No.
                                                 --------------------

          With a copy to:          Michael K. Iwahiro
                                   McDonough, Holland & Allen
                                   555 Capitol Mall, 9th Floor
                                   Sacramento, California  95814
                                   Facsimile No. (916) 444-8334

          (b) Either party may change the address or fax number to which notices, requests, demands or other communications to the party shall be delivered or mailed by giving notice thereof to the other party in the manner provided herein.
     11.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.
     11.3 Entire Agreement. This Agreement, which includes and incorporates by this reference the recitals and the provisions of Exhibits A, B-1, B-2 and C attached hereto, constitutes the entire agreement and understanding between the Company and the Purchaser concerning the subject matter hereof, and cancels and supersedes all prior and contemporaneous written and oral understandings, agreements, proposals, promises, memorandums
(including, but not limited to, the Memorandum of Understanding dated April 25, 2001), warranties and representations of the parties respecting any and all subject matter contained herein.
This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of each of the parties hereto.
     11.4 Governing Law. The validity and effect of this Agreement and the rights and liabilities of the parties under it shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to conflict rules.
     11.5 Jurisdiction and Venue. Jurisdiction and venue for litigation of any claim arising out of or relating to this Agreement or the parties' respective rights and liabilities hereunder shall be only in a United States federal court or a California state court having subject matter jurisdiction located in Sacramento County, California. Each party hereby consents to the personal jurisdiction of the foregoing courts and to venue in either of the foregoing courts. Each party deliberately and affirmatively waives it right to request the federal court located in Sacramento County, California to transfer any litigation to a federal court located elsewhere.
     11.6 Successors and Assigns. Except as provided below, a party may not transfer or assign any rights or delegate any duties under this Agreement (whether by assignment, merger, operation of

                               E-28

law or otherwise), without the prior written consent of the other party, which consent a party may provide or not provide at the party's sole discretion. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns. The Purchaser shall have the right to assign this Agreement and to assign all of its rights and delegate all of its duties under this Agreement to an affiliate of the Purchaser (including a wholly owned United
States subsidiary corporation). This Agreement shall not confer any rights or remedies upon any person or entity other than the parties hereto and their respective successors and permitted assigns.
     11.7 Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.
     11.8 Headings; Construction. The headings as to contents of particular paragraphs of this Agreement are inserted for convenience and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement. No rule of strict construction shall be applied against either party when construing the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder. The word "including" shall mean including without limitation.
     11.9 Number and Gender. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.
     11.10 Company's Representations and Warranties; Definition of Knowledge. The Company's representations and warranties in this Agreement, any Related Agreement, the Disclosure Memorandum or in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of the Company in connection with the transactions contemplated by this Agreement shall be deemed to be made by the Company by and through its representatives which shall include, but not be limited to, each of the executive officers and directors of the Company. The words "known," "to the knowledge of," "to the best knowledge of" or words of similar import employed in this Agreement with reference to any person or entity shall be conclusively presumed to mean that the person or entity has made reasonable and diligent efforts under the circumstances to become knowledgeable and accordingly such person or entity shall be imputed with such knowledge.
     11.11 Agreement to Perform Necessary Acts. Each party to this Agreement agrees to perform any further acts and execute and deliver any additional documents that may be reasonably necessary to carry out the provisions and intents of this Agreement.
     11.12 Publicity. Neither party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other party; provided, however, that a party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-

                               E-29

traded securities (in which case the disclosing party will use its best efforts to advise the other party prior to making the disclosure).
     11.13 Specific Performance. Each party acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each party agrees that the other party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof, in addition to any other remedy to which they may be entitled, at law or in equity.


    [SIGNATURES TO THE STOCK PURCHASE AGREEMENT ON NEXT PAGE]


                               E-30


          [SIGNATURES TO THE STOCK PURCHASE AGREEMENT]


     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                              THE PURCHASER:

                              PowerTek Holdings LTD, a Swiss
                              holding company

                              *By: /s/ Lorenzo Zoccoletti
                                   Name: Lorenzo Zoccoletti
                                   Title: Chairman of the Board

                              THE COMPANY:

                              HYDRO ENVIRONMENTAL RESOURCES, INC.,
                              an Oklahoma corporation

                              *By: /s/ John L. Wheeler
                                   Name: John L. Wheeler
                                   Title:  Chief Executive Officer

* Subject to the Purchaser's acceptance of the form and content of Exhibits A, B-1 and B-2, which Company shall provide no later than July 3, 2001.



                                E-31





  PROXY CARD FOR HYDRO ENVIRONMENTAL RESOURCES, INC. (the "Corporation")

This proxy is solicited on behalf of the Board of Directors of the Corporation for the Annual Meeting of Shareholders to be held on August 15, 2001. The Board of Directors recommends a vote "FOR" the following:


                                                                           Withhold authority to vote
                                                                           for any individual nominee
                                  FOR election of      WITHHOLD vote           (write number(s) of
                                   all nominees      from all nominees          nominee(s) below):

1.  Election of Directors:
    Nominees:                          [ ]                 [ ]
    01 - Jack H. Wynn                                                                ---------
    02 - Julio P. Focaracci
    03 - Drew Sakson                                                                 ---------
    04 - Lane J. Austin
    05 - David A. Youngblood                                                         ---------

2.  Approval of the Reincorporation in Nevada.

                [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

3.  Approval of the Stock Purchase Agreement with PowerTek.

                [ ] FOR        [ ] AGAINST         [ ] ABSTAIN


4. Approval of the selection of Cordovano and Harvey, P.C. as independent accountants.

                [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

Votes MUST be indicated using black or blue ink. The undersigned hereby appoints Jack H. Wynn, proxy, with full power of substitution, to vote all shares of Common Stock of the undersigned in the Corporation at the Annual
Meeting of Shareholders to be held on August 15, 2001, and at any adjournment thereof, upon all subjects that may properly come before the meeting. IF SPECIFIC DIRECTIONS ARE NOT GIVEN WITH RESPECT TO ANY MATTERS
TO BE ACTED UPON AT THE ANNUAL MEETING AND THIS PROXY CARD IS SIGNED AND
RETURNED, THE PROXY WILL VOTE IN ACCORDANCE WITH THE ABOVE RECOMMENDATION
AND MAY EXERCISE DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER MATTER
THAT MAY PROPERLY COME BEFORE THE MEETING.

Please date and sign exactly as your name or names appear on this proxy card. If the shares are held jointly, each shareholder should sign. If signing as an executor, trustee, administrator, custodian, guardian, corporate officer, or pursuant to a power of attorney, please so indicate below.

Dated:                By:
      --------------     -----------------------------------------

                      Print Name:
                                  --------------------------------

[ ] Check this box if you have either a change of address or comments, and please note the same on this proxy card.

Mail this Proxy Card to:  Hydro Environmental Resources, Inc.
                          Proxy Committee
                          The Nevada Agency and Trust Company
                          50 W. Liberty, Suite 880
                          Reno, NV 89501
